HERITAGE
                                                                    SERIES
                                                                     TRUST

                               [GRAPHIC OMITTED]

          FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

                                                          Aggressive Growth Fund
                                            Eagle International Equity Portfolio
                                                              Growth Equity Fund
                                                             Mid Cap Growth Fund
                                                            Small Cap Stock Fund
                                                               Value Equity Fund

                                 Annual Report
                           and Investment Performance
                           Review for the Year Ended
                                October 31, 1998

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

                             HERITAGE SERIES TRUST
                                 ANNUAL REPORT
                               TABLE OF CONTENTS

PRESIDENT'S LETTER ......................................................     1

PORTFOLIO COMMENTARY AND INVESTMENT PORTFOLIO:
   AGGRESSIVE GROWTH FUND
      Portfolio Management Letter .......................................     2
      Performance Graphs ................................................     3

   EAGLE INTERNATIONAL EQUITY PORTFOLIO
      Investment Commentary .............................................     4
      Performance Graphs ................................................     6

   GROWTH EQUITY FUND
      Portfolio Management Letter .......................................     8
      Performance Graphs ................................................    10

   MID CAP GROWTH FUND
      Portfolio Management Letter .......................................    11
      Performance Graphs ................................................    13

   SMALL CAP STOCK FUND
      Portfolio Management Letters ......................................    14
      Performance Graphs ................................................    17

   VALUE EQUITY FUND
      Portfolio Management Letter .......................................    19
      Performance Graphs ................................................    20

INVESTMENT PORTFOLIOS ...................................................    22

STATEMENT OF ASSETS AND LIABILITIES .....................................    35

STATEMENT OF OPERATIONS .................................................    36

STATEMENT OF CHANGES IN NET ASSETS ......................................    37

FINANCIAL HIGHLIGHTS ....................................................    39

NOTES TO FINANCIAL STATEMENTS ...........................................    45

                                                               December 21, 1998

Dear Fellow Shareholders:

     It is my pleasure to provide you with the annual report for Heritage Series Trust for the fiscal year ended October 31, 1998. During the past year, two new funds were introduced, bringing to six the total number of funds available within Heritage Series Trust. On November 5, 1997, the Mid Cap Growth Fund commenced operations followed on August 20, 1998, by the Aggressive Growth Fund. The investment and financial information for each of these funds is provided in this report. Because many of you have investments in more than one of these funds, this combined annual report allows us to provide you the investment information you need on each of your investments while reducing the volume of mail you receive from us.

     As we discussed in our semi-annual report, the U.S. stock market has been dominated recently by two major trends. Large cap stocks have outperformed mid and small cap stocks and "growth" stocks have been in favor at the expense of "value" stocks. Not unexpectedly, the best performing fund in Heritage Series Trust was our large cap growth fund, Heritage Growth Equity Fund. Similarly, the poorest performer for the fiscal year was Heritage Small Cap Stock Fund, which combines both growth and value investment styles in the management of its portfolio. International stocks experienced significant volatility, rising in the first half of the fiscal year, correcting sharply in August and September, and recovering again in October. The table below gives the performance information on each of the investment options in Heritage Series Trust for the fiscal year ended October 31, 1998.

          FUND                                            "A" SHARES(1)     "C" SHARES(1)
          ----                                           ---------------   --------------
          Aggressive Growth Fund(2) .....................     + 7.42%          + 7.28%
          Eagle International Equity Portfolio ..........     + 9.04%          + 8.24%
          Growth Equity Fund ............................     +22.84%          +21.93%
          Mid Cap Growth Fund(3) ........................     - 0.07%          - 0.77%
          Small Cap Stock Fund ..........................     -20.96%          -21.55%
          Value Equity Fund .............................     - 3.52%          - 4.27%

     In January 1998, we introduced class "B" shares of our equity funds. This class of shares, like our class "C" shares, is available to investors at net asset value. Class "B" shares are subject to a contingent deferred sales load that declines from 5% in the first year after investment to zero after six years. Due to their similar expense structures, the net asset value returns of our class "B" shares were virtually the same as our class "C" shares during the period since class "B" shares were introduced.

     On the pages that follow, you will find portfolio commentaries and performance graphs for each of these funds. Because the assets of the Small Cap Stock Fund are allocated between two subadvisers, there are two letters related to this fund. We hope that you will discuss with your financial advisors how any of these funds you do not currently own may fit into your investment plans.

     Thank you for your continuing investments with us. We hope that you will call us at (800) 709-FUND (3863) with any comments or suggestions you wish to share with us.

     On behalf of all of us at Heritage, we hope you had a wonderful holiday season and wish you a happy and healthy 1999.

                                        Sincerely,
                                        [GRAPHIC OMITTED]

                                        Stephen G. Hill
                                        President
----------
(1) Calculated without the imposition of front- or back-end sales charges.
(2) Performance numbers are from inception (August 20, 1998) through October 31, 1998.
(3) Performance numbers are from inception (November 6, 1997) through October 31, 1998.

                                                               December 14, 1998

Dear Fellow Shareholders:

     It is with a great sense of pride and enthusiasm that I have the privilege of addressing you with my initial shareholders letter as portfolio manager of Heritage's new Aggressive Growth Fund.

     From inception (August 20, 1998) through October 31, 1998, the Class A Shares of the fund advanced a healthy 7.4%(1), compared to a negative 6.0% for the Russell 2000 Growth Index. Although we are very pleased with the performance, we had the good fortune of still having a large cash position as the market was bottoming in early October.

     As it is our practice, we will pursue a fundamental research approach to identifying stocks which we believe have strong growth prospects but are somewhat misunderstood by Wall Street. We find that this is generally reflected in a low price earnings ratio compared with favorable growth prospects and creates opportunities for us to add value through astute stock selection.

     As would be anticipated at October 31, 1998 the Aggressive Growth Fund is about 19% invested in data processing, with another 11% in each electronics/electric, leisure/amusement, and services. About 8% is in telecommunications.

     Going forward, we intend to increase our exposure to the health care industry and will attempt to participate in the rapid growth of the Internet, while attempting to guard the fund from the rampant speculation in that sector.

     I'm certainly pleased the fund is off to a good start. I particularly want to thank those investors who came into the fund at a time when it took some contrarian thinking to invest in aggressive growth funds.

     As always I will endeavor to do my best for you and wish you and your family a happy and healthy holiday season and a prosperous New Year.

                                             Sincerely,
                                             [GRAPHIC OMITTED]


                                             Bert Boksen
                                             Senior Vice President
                                             Eagle Asset Management, Inc.
                                             Portfolio Manager, Aggressive
                                             Growth Fund

----------
(1)  Calculated without the imposition of front- or back-end sales charges.

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                               [GRAPHIC OMITTED]

* Total returns for the Heritage Series Trust - Aggressive Growth Fund Class A, Class B and Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year, the aggregate total return in lieu of the annualized total return is used for Class A, Class B and Class C Shares.

                                                                December 9, 1998

MARKET COMMENTARY from MARTIN CURRIE, INC.
Subadviser Eagle International Equity Portfolio

During your Fund's fiscal year, International investors generally were rewarded by investing in large liquid stocks in developed markets. Smaller stocks throughout the world and almost all stocks in some emerging markets suffered in the "flight to quality" by investors.

The continuing consequences of the crisis in Asia have affected confidence in equity valuations and forecasts for world economic growth. The early part of your Fund's fiscal year saw the major markets of Europe and the UK move ahead, driven by falling bond yields and corporate activity. All time highs were reached in July for many world markets. Following the crisis in Russia and concern over stability of banking loans, most major markets gave back their earlier gains, with financial stocks being particularly hard hit. Some relief for the depressed Pacific markets came in October as the dollar weakened allowing a reduction in interest rates. Investor confidence was further restored on the news of the Japanese banking support package -- and most international markets have recovered from the losses seen over August and September. The Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index") rose by 9.6% while the Class A Shares and Class C Shares of the Eagle International Equity Portfolio (the "Fund") rose 9.04% and 8.24%, respectively(1), leaving it in the top quartile of the international fund category for the one year period ended October 31, 1998, as measured by Lipper Analytical Services, Inc.(2)

JAPAN (13.4% of net assets at fiscal year end) continued to suffer from further downgrades for economic and profit growth in 1999. The move towards providing a safety net for the banking sector and strengthening of the yen, fostered the return of liquidity to the region towards the end of the period. While we have retained a high weighting towards the blue chip exporters, recent purchases have included stocks whose revenues are less export-dependent.

We added substantially to CONTINENTAL EUROPE (53.4% of net assets at fiscal year end). Nothing has changed in our emphasis on (1) stocks creating shareholder value and (2) the restructuring of a number of sectors. Having successfully played the consolidation of the financial sectors we took profits in early September, ahead of the weakness in the wake of the Russian crisis. The general move towards lower interest rates by the periphery European markets has added technical support for both bonds and equity markets over the last month. After a strong run, we reduced our UK position (21% of net assets at fiscal year end) in April. The stock market suffered a general setback over September, particularly with the collapse of the financial stocks. A change in the interest rate cycle and weaker currency has again encouraged recovery. Pressure has reduced on earnings forecasts and corporate activity has increased.

ASIA (3.3% of net assets at fiscal year end) continued to suffer from fragile confidence in currencies and the impact of the economic and financial crisis. We maintained a defensive portfolio through exposure to Australia, Taiwan, India, and Singapore. October witnessed a strong recovery, particularly for markets such as Hong Kong, as dollar weakness removed pressure on associated economies. We have started to selectively add to the region.

----------
(1) Calculated without the imposition of front- or back-end sales charges.
(2) Lipper Analytical Services, Inc. performance rankings for the Eagle International Equity Portfolio Class A and Class C Shares were 85 and 105 out of 483 International Funds, for the 1 year period ended October 31, 1998. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. Past performance is no guarantee of future results.

Our exposure to EMERGING MARKETS was dramatically reduced over the period, with the total sale of the remaining position in Latin America. In hindsight our performance would have been enhanced had we exited Latin America sooner. Tough economic conditions next year outweigh short term enthusiasm for Brazilian reform. Holdings in Greece, Poland, Hungary and Turkey have proved profitable.

OUTLOOK

The global market correction in August and September reflected the adjustment to slowing activity in world economies and significantly weaker corporate profits in the year ahead. The ensuing cuts in global interest rates has had both the impact of encouraging liquidity back into maturer markets and adding vital support to the Pacific region. While we continue to favor broader European equities, we are more encouraged with the outlook for Japan and Asia. Latin America will remain out of favor as the full impact of recession is revealed. Uncertainty over the extent of slower growth in 1999 will leave markets generally volatile although we continue to invest liquidity on any weakness.

On behalf of all of us at Martin Currie, Inc., we appreciate the confidence you have in us. We look forward to reporting to you again in the Spring of 1999.

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                               [GRAPHIC OMITTED]

                     (SEE FOOTNOTES ON THE FOLLOWING PAGE)

                               [GRAPHIC OMITTED]

* Average annual returns for the Heritage Series Trust - Eagle International Equity Portfolio Eagle Class, Class A, Class B and Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year, the aggregate total return in lieu of the annualized total return is used for Class B Shares.

                                                              December 17, 1998

Dear Fellow Shareholders:

The Heritage Series Trust - Growth Equity Fund has continued to perform well for the year and the trailing 12 months. Year to date through October 31, 1998, the Class A Shares of the fund ranks in the 15th percentile by Lipper Analytical Services, Inc. relative to their respective growth equity index.(1) Likewise, for the 52 week period ending October 29, 1998 the fund has outperformed the S&P 500 and ranks in the 12th percentile by Lipper Analytical Services, Inc.(2)

The Fund currently has 30 equity investments that we consider to be premier, quality growth stocks. We believe each company is expected to grow its earnings at a minimum of 12% per year for the next three years and maintain a 15% return on equity. In addition, we focus on owning companies with consistent, predictable earnings and businesses that have established a sustainable competitive advantage in their industry.

Important sectors in the Fund in order of weighting include healthcare, technology, retail, and financial services. Through our fundamental research, we believe these sectors offer the best opportunities for growth, as they possess the wealth creating characteristics that we demand from our investments. Healthcare has been an area of outstanding performance over the last year as improving fundamentals have driven the group. Technology continues to be a sector of great opportunity as businesses strive to become more efficient and require better information to achieve a competitive advantage. Retail also represents an area of growth as the domestic economy continues to do well. Although we have reduced our exposure to financial services in the last six months due to global economic concerns and lack of earnings visibility, it continues to be a sector which offers excellent growth driven by improving efficiencies from consolidation and positive demographic trends.

During the one-year ending October 31, 1998, the stocks that have positively impacted the Fund's return included Dell Computer Corporation, Lucent Technologies, Inc., Warner-Lambert Company, Cisco Systems, Inc., and Home Depot, Inc. All of these stocks returned over 50% during the last year. These stocks have done well due to superior earnings growth and expanding price to earnings multiples. In contrast, PeopleSoft, Chase Manhattan, Morgan Stanley, and Gillette all hurt the performance of the Fund and where sold due to their deteriorating earnings growth and future prospects.

Earnings growth within the portfolio continues to be robust. Looking to 1999, we believe the average company in our portfolio is expected to grow 23% versus 4% for the S&P 500. Likewise, the long-term growth rate of the fund is 19% versus 6% for the S&P 500. In addition, our focus on companies with consistent, predictable earnings gives us a high degree of confidence in this growth for 1999. Given the economic uncertainty for 1999, we believe investors will be willing to pay a premium for the relative earnings growth of our premium quality companies. We continue to invest new cash flows to keep the Fund fully invested with cash levels under 10%. Annual turnover remains in the 25%-55% range.

Looking forward to 1999 we remain cautiously optimistic. There appears to be seven reasons to be bullish for the investor who looks at the big picture:

1) The U.S. economy is doing quite well. There is evidence of a modest slow down and we cannot remain immune forever to the global economic turmoil but so far our corporate profits and general economy remains strong. Consumer spending during the Christmas holiday season appears to enjoy excellent momentum.

2) Inflation figures are sensational. The CPI is currently tracking between 1 to 2% and the stock market thrives in low inflation environments. Oil is below $12 a barrel.

----------
(1) Lipper Analytical Services, Inc. performance rankings for the Heritage Series Trust - Growth Equity Fund Class A Shares were 143 out of 982 Growth Funds, from December 31, 1997 to October 29, 1998. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. Past performance is no guarantee of future results.
(2) Lipper Analytical Services, Inc. performance rankings for the Heritage Series Trust - Growth Equity Fund Class A Shares were 105 out of 926 Growth Funds, for the 52 weeks ending October 29, 1998. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. Past performance is no guarantee of future results.

3) Interest rates are at a generational low. The 30-year Treasury bond is currently priced to yield in the 4.75% - 5.25% range. The trend is toward lower rates with the Federal Reserve providing liquidity. The stock market is fueled by lower rates.

4) We are running a Federal budget surplus. At fiscal year end September 30, 1998 the budget recorded a surplus over $70 billion.

5) We have already suffered the pain of a bear market sell-off. Some observers believe that the summer bear market was too short and the rebound to quick to be meaningful. However we counter with the view that in today's world of technology, communication and CNBC, investors process information faster and time becomes compressed.

6) Capital gains taxes have been lowered to 20% and the holding period reduced from 18 months to 12 months.

7) There is a reasonable scenario that marginal tax rates will be lowered in the next few years. All other things being equal, the stock market would prefer to have more money in the hands of individuals and the private sector rather than the government.

With these seven factors in place we believe that the investment environment continues to be hospitable for the ownership of common stocks.

                                           Sincerely,
                                           [GRAPHIC OMITTED]

                                           Kenneth W. Corba
                                           Executive Vice President
                                           Chief Investment Officer
                                           Eagle Asset Management, Inc.
                                           Portfolio Manager, Growth Equity Fund

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

* Average annual returns for the Heritage Series Trust - Growth Equity Fund Class A, Class B and Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year, the aggregate total return in lieu of the annualized total return is used for Class B Shares.

                                                                December 9, 1998

Dear Fellow Shareholders:

     We are pleased to be presenting the first annual report for the Heritage Series Trust - Mid Cap Growth Fund. The Fund commenced operations on November 6, 1997. As such the total return history for the period ended October 31, 1998 is one week shy of a full 52 week one-year return. During this time period, your fund returned -.07%, for the Class A shares(1), which compares to a total return of -.92% for the Russell Mid Cap Growth Index. From December 31, 1997 to October 31, 1998, your Fund's -1.04%(1) return, while negative, compares favorably to both the -6.88% return for the Russell Mid Cap Growth Index and the -5.36% return for the average mid cap fund.

     The market environment within the past six months has been extremely challenging for small and mid cap investors as the market continues to move higher for the largest capitalization stocks, while smaller capitalization stocks have moved sharply lower. This divergence (+14.5% for the large cap S&P 500 index versus a 12.8% decline in the small stock Russell 2000 Index), is gargantuan by historical perspectives. From our view, this market environment has created some compelling investment opportunities. Smaller companies currently have two or three times the expected earnings growth compared to large cap companies yet trade at a considerable discount to both their growth rate and compared to the price to earnings multiple on S&P 500. Even more surprising is that these same small capitalization companies have mostly domestic operations and are much less exposed to the turmoil of the global economic events that affect larger multi-national companies.

     Accordingly, our "growth-at-a-reasonable price" investment approach has led us to many industry groups where we feel the smaller companies within that industry are at much more attractive valuations relative to their larger capitalization comparisons. Examples of smaller companies that are compelling investments compared to the larger cap companies within the same industry are:
CMAC Investment Corporation within specialty finance, Executive Risk, Inc. within insurance, Western Wireless Corporation within telecommunications, and Catalina Marketing Corporation within the advertising industry. Approximately 30% of your Fund is currently invested in companies between $600 million and $1.0 billion in stock market capitalization. While this range is at the lower end of the range within the universe of mid cap funds, this is an area where we currently find the most attractive investments. The median market cap of the stocks in your Fund is currently $1.3 billion, which is considerably smaller than the average mid cap fund.

     Our "growth-at-a-reasonable price" investment discipline also has a benefit in the form of less volatility during turbulent markets. Since our approach is to be disciplined over the valuation we will pay for a growth stock, frequently we find that our lower price to earnings multiple stocks hold up better during down markets than the typical growth stock. Even though the past six months have been a treacherous environment for smaller stocks, several smaller stocks have added to returns as a result of our disciplined approach to valuation. These stocks include Alliant Techsystems, Inc. (aerospace), PSS World Medical (distributor of medical products), Comfort Systems (heating/air conditioning systems), Patterson Dental (distributor dental products), and The Men's Wearhouse (specialty retail).

     Other larger, more traditional mid cap companies that have added to returns include: Whitman Corporation (Pepsi bottler), Ingram Micro, Inc. (computer distributor), Symbol Technologies, Inc. (manufacturer of bar code scanners), Lincare Holdings, Inc. (bottled oxygen/respiratory services), Finova Group, Inc. (consumer finance), Progressive Corporation (auto insurance), Protective Life Corporation (diversified insurance).

----------
(1) Calculated without the imposition of front- or back-end sales charges.

     We have sold several positions that have disappointed, including many of the small companies where weaknesses in the company's fundamentals were exacerbated by the recent bear market for small cap stocks. These stocks include: Aftermarket Technology (auto parts), Amerin Corporation (mortgage insurance), Boise Cascade Office Products, CCC Information Services (insurance services/processing), and NFO Research (marketing/advertising). Energy has also been a disappointing sector. Energy holdings that were sold include Camco Int'l, Horizon Offshore, and Precision Drilling. Positions that have yet to work out but where we checked the company's fundamentals and continue to be holders include: Artesyn Technologies, Safeguard Scientifics, and Mutual Risk Insurance.

     Tempering these losses has been the fortunate experience of having several of the stocks in your Fund bought out by larger companies - usually at an attractive premium. These stocks include American Bankers Insurance (life insurance), Berg Electronics (electrical components), LCI International (long distance communications), and Vanguard Cellular (cellular communications).

     As we enter 1999 we feel confident that your Fund is well positioned for slow, but continued growth in our domestic economy. The strong growth characteristics of many of the holdings should be rewarded as small and mid cap stocks rebound off these low levels. However, your Fund also contains a balance of stable growth companies should the equity markets continue its recent volatile course.

     We thank you for your support during our first year together and we will continue to do our best for all of us as shareholders.

                                        Sincerely,
                                        [GRAPHIC OMITTED]

                                        Todd L. McCallister
                                        Senior Vice President
                                        Eagle Asset Management, Inc.
                                        Portfolio Manager, Mid Cap Growth Fund

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

* Average annual returns for the Heritage Series Trust - Mid Cap Growth Fund Class A, Class B and Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year, the aggregate total return in lieu of the annualized total return is used for Class A, Class B and Class C Shares.

                                                               December 9, 1998

Dear Fellow Shareholders:

     The past twelve months rank as among the most challenging I have endured during my years in the investment industry. The breadth and depth of the small cap correction is certainly reminiscent of 1973 and 1974. Through September 30, 1998, 22 of the 38 major North American equity indexes posted negative year-to-date total returns. What worked? The largest blue chip stocks, technology and utilities. During the first six months of 1998, extreme buoyancy in the technology and large cap markets masked increasing weakness in the broad market. The wheels came off in the third quarter, while the damage was most severe in the small cap market, where it was widespread. It is often repeated that the market is motivated by two emotions "Fear and Greed". We witnessed and continue to witness "Greed" in the technology and top 100 large cap stocks evidenced by the unworldly valuations assigned to companies with no earnings or with growth rates that would pay back investors sometime late in the 21st century.

     During the later stages of this bear market, in late September and into October we began adjusting our portfolio to take advantage of the anticipated rally in small caps. We have attempted to focus our efforts on the companies in the portfolio in which we have the greatest confidence. These companies are typically the best operators in their industries. The companies at the top of the portfolio are Eltron International, Inc.; Doral Financial Corporation; John Wiley & Sons, Inc.; LTC Properties, Inc.; and National Data Corporation. Eltron announced in late July its acquisition by Zebra Technologies, Inc. The combined company will be the leader in bar code printing and we plan to hold the new company's stock. John Wiley & Sons, Inc. is one of the few remaining independent publishers and as such is a strong candidate for acquisition. Doral is a leading financial institution in Puerto Rico. It is a solid operator in its own right, but as one of the largest mortgage lenders in Puerto Rico it is an excellent acquisition candidate for a large U.S. based financial institution. National Data continues to turn in consistent performance quarter after quarter and remains one of our favorite long-term holdings.

     On the downside, performance was negatively impacted by the following stocks: EA Industries, Inc.; Philip Services Corporation; Enamelon; and Servico, Inc. EA Industries was a turnaround situation which ran into difficulties executing its strategy which led to a capital crunch prolonging the turnaround and weakening the stock. Philip Services suffered several setbacks during the year beginning with unauthorized copper trading by an employee that caused the company to restate past earnings. Enamelon, a toothpaste manufacturer, was hurt by its size and by timing, just as the company was to introduce its new product, Colgate Palmolive rolled out its new "Total" toothpaste. Finally, Servico suffered as the market looked disprovingly on a merger that has since been completed.

     Today the slate has been wiped clean. Small cap investors have been given a new lease on life. As we end the fourth quarter of 1998, we have a sense of optimism. As the world economy continues to be battered by indecisiveness in Japan (akin to a deer in the headlights), lack of leadership in Russia, stagnancy in Asia and retrenchment in Latin America, the United States continues to stand out as an economic haven. While economists continue to trumpet an earnings recession among large cap companies, U.S. domestic economic reports continue to be favorable which is positive for small cap companies whose markets are primarily domestic. Consequently, we see a return to "Reason" coming in the small cap market as investors, fretful of the daunting issues facing large cap multi-national firms, begin to search for true fundamental quality.

     That quality resides in the small cap market. Relative valuations continue to be at historic lows while fundamental operating performance continues to be strong. Our small cap portfolio companies have posted average five year earnings growth of 13% and we believe are projected to grow earnings at 22% while the average S&P 500 company has grown earnings 13% over the past five years and is projected to grow earnings just 7% at best. Our average company has increased revenues 27% in the last twelve months and 16% on average over the last five, while the average S&P 500 company has increased revenues just 4% in the last twelve months and just 5% on average for the last five years. Yet, the S&P 500 commands a price/earnings multiple equal to the Russell 2000.

     Good, well-run companies don't stay cheap for long. If financial buyers do not recognize the value inherent in these stocks, strategic buyers will, through mergers or acquisitions. More than 40% of our portfolio companies are currently actively repurchasing their stock and fifteen of our companies have been acquired or merged in the past 18 months. Interestingly, five of the top ten performers on the NYSE for the third quarter were acquired and another was the subject of takeover rumors. We anticipate that M&A activity and share repurchase activity will only increase.

     Patience is a virtue, doubly so in small cap investing, but that patience is often rewarded in the small cap market. We anticipate 1999 being the reward for enduring 1998. We will continue to work hard for you.

                                         Sincerely,
                                         [GRAPHIC OMITTED]

                                         James D. Awad
                                         Chairman
                                         Awad Asset Management, Inc.
                                         Portfolio Manager, Small Cap Stock Fund

                                                               December 14, 1998

Dear Fellow Shareholders:

     The six months ended October 31, 1998, was a difficult period for small cap investors as the Russell 2000 Index declined some 17.6%. The decline was even more frustrating during that period as the Standard & Poor's 500 Index gained 4.3%.

     The small cap damage was even more widespread than indicated by the averages as a Salomon Smith Barney study indicated, at October 31, 1998, the average stock under $2 billion market capitalization declined some 31% from it's highs, most of which were achieved in April 1998. Interestingly, stock performance seemed highly correlated to market capitalization(1):

By Capitalization               Unweighted Performance
  $250 Million                   -27.60%
  $250 Million - $2 Billion      -21.75%
  $2 Billion - $5 Billion        -11.39%
  $5 Billion - $20 Billion        -0.61%
  $20 Billion                     13.36%

     Despite the weakness in the small cap market, several stocks with positive contributions to the portfolio included CDW Computer Centers, Inc., ABR Information Services, Inc., Bindley Western Industries, Inc., Southwest Securities Group and INSpire Insurance Solutions, Inc.

     Largest decliners included Pharmerica, Inc., Genesco, Inc., Sunglass Hut International, Inc. and Coherent, Inc., all of which reflected earnings concerns, Servico, Inc. also declined significantly, due to financing issues.

     During the period, new purchases included ABR Information Services, Inc., an outsourcer of benefits administration and payroll resources. Brightpoint Inc., a leading distributor of cellular phones, Global Imaging Systems Inc., a distributor and servicer of office equipment, and Micro Warehouse Inc., a direct marketer of computer products.

     Sales during the period included Allen Telecom, Inc., Alternative Living Services, Burlington Coat Factory Warehouse, CDI Corporation, Envirosource, Inc., Furniture Brands International, Inc. and Symmetricom, Inc.

     Looking forward, despite continued fears of an economic slow down in 1999, I believe small caps are poised for a strong recovery. Relative valuations compared to larger capitalization stocks are at or near historic lows. In addition, absolute valuations of small cap stocks appear attractive given their strong anticipated growth, low price earnings ratios and a benign interest rate environment.

     Our strategy going forward will continue to focus on those companies we believe are poised for strong growth, yet still trade at reasonable price earnings multiples. Our focus will be on non-cyclical domestic companies.

     As always I thank you for your support and confidence and wish you and your family a happy holiday season and a prosperous New Year.

                                         Sincerely,
                                         [GRAPHIC OMITTED]

                                         Bert Boksen
                                         Senior Vice President
                                         Eagle Asset Management, Inc.
                                         Portfolio Manager, Small Cap Stock Fund

----------
(1) Courtesy of Salomon Smith Barney

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

                     (SEE FOOTNOTES ON THE FOLLOWING PAGE)

                               [GRAPHIC OMITTED]

* Average annual returns for the Heritage Series Trust - Small Cap Stock Fund Class A, Class B and Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year, the aggregate total return in lieu of the annualized total return is used for Class B Shares.

                                                               December 9, 1998
Dear Fellow Shareholders:

     Simply put, value has not been a winning investment style this year and we share in your frustration. Much like the fashion industry, investment "styles" can move in and out of favor. Practicing value investing in a momentum-driven growth market can seem, at times, quite masochistic; this year offers ample evidence. However, our quest perseveres, more determined than ever. We continue to build the portfolio one stock at a time, researching each as deeply as possible before estimating its true, underlying intrinsic value. We are not "chameleon" investors, constantly changing our strategy in a futile attempt to time the market and chase performance results. We continue to decry those "style drifters" and refuse to commit the cardinal sin of investing: abandoning our discipline. It is imperative, especially at times like these, that we maintain our approach . . . even when it's not working.

     Consequently, we reiterate our dual roles as value investors: buy at a significant discount and reduce overall risk. One of our investment strategies has always been making sure we don't confuse attractive companies with attractive investments. Many of today's high flyers will never live up to the lofty expectations currently built into their stock prices . . . chasing glamour isn't profitable in the long run. The hidden risk inherent in overpaying is the forgotten variable in today's investment equation. Conversely, prudent risk-taking (not an oxymoron) is a much more sound investment approach. The favorable risk/reward scenarios indigenous to all classic value opportunities frequently translate into significantly higher rates of return for the patient investor in the long run.

     Several of the individual investment themes we emphasized in the Fund at the beginning of 1998 did not play out for us as we had anticipated. Our heavy defensive posturing, particularly our over-weight positions in tobacco (Philip Morris, RJR Nabisco, UST, Dimon) and healthcare (Columbia HCA, Humana, Healthsouth) did not participate in this year's early bull run, especially in the first half of the year. Traditional value sectors, such as chemicals (Dupont, Crompton and Knowles, Morton International), basic materials (Allegheny Teledyne, British Steel), and energy (Royal Dutch, British Petroleum, Diamond Offshore, Sonat) also contributed to sluggish performance. Other large individual positions with unique investment catalysts (Sunbeam, Royal Philips Electronics, Toys R Us) also disappointed with unexpectedly sluggish results. However, our heavy weighting in telecommunications (BellSouth, SBC, AT&T) and several key takeovers (Stratus Computer, Essex International, AMP, TIG Insurance) highlighted an extremely strong second half of the year, and we feel the Fund is very well positioned to take advantage of what should be a volatile and adventurous year ahead.

     As we enter 1999, plenty gives us pause. The flight to quality that began in October of 1997 has continued in earnest. Slowing domestic growth, declining corporate profitability, excess worldwide capacity, and credit concerns have been trumped by a dramatic rush of excess liquidity. Is this truly a "new era" for investors? We doubt it. When the prices of overvalued stocks continue to rise, many investors can imagine them going up forever. Most likely, that won't happen. With prices of undervalued stocks going down, we might be tempted to believe they might go down forever. That won't happen either. A famous value investor once noted that in the short run, the market is a voting machine; in the long run, it is a weighing machine. In other words, reversion to the mean is an extremely powerful force. As such, we remain patient and continue our search for true value in 1999.

                                            Sincerely,
                                            [GRAPHIC OMITTED]

                                            Michael J. Chren
                                            Senior Vice President
                                            Eagle Asset Management, Inc.
                                            Portfolio Manager, Value Equity Fund

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

                     (SEE FOOTNOTES ON THE FOLLOWING PAGE)

                               [GRAPHIC OMITTED]

* Average annual returns for the Heritage Series Trust - Value Equity Fund Class A, Class B and Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year, the aggregate total return in lieu of the annualized total return is used for Class B Shares.

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                      MARKET
       SHARES                                                          VALUE
       ------                                                      ------------
COMMON STOCKS--85.4%(a)
-----------------------

    BROADCASTING--0.4%
    ------------------
                        3,000  Avid Technology, Inc.* ............  $   77,625
                                                                    ----------
    DATA PROCESSING--19.2%
    -----------------------
                       11,000  CDW Computer Centers, Inc. ........     824,312
                       43,000  Computer Management
                                 Sciences, Inc.* .................     795,500
                       39,400  Datastream Systems, Inc.* .........     396,462
                       35,000  Firstwave Technologies, Inc.* .....      73,281
                       22,000  Gartner Group, Inc.* ..............     437,250
                       13,000  HNC Software, Inc.* ...............     437,125
                       30,000  Sykes Enterprises, Inc.* ..........     588,750
                                                                    ----------
                                                                     3,552,680
                                                                    ----------
    EDUCATION--2.2%
    ---------------
                       12,000  Strayer Education, Inc. ...........     408,000
                                                                    ----------
    ELECTRONICS/ELECTRIC--10.8%
    ---------------------------
                       25,000  Artesyn Technologies, Inc.* .......     360,938
                       40,800  PSC, Inc.* ........................     392,700
                       25,000  Proxim, Inc.* .....................     373,437
                       17,000  World Access, Inc.* ...............     363,375
                       17,000  Xircom Inc.* ......................     501,500
                                                                    ----------
                                                                     1,991,950
                                                                    ----------
    FINANCE--2.0%
    -------------
                       30,000  Cash America International,
                                 Inc.* ...........................     375,000
                                                                    ----------
    FOOD--3.3%
    ----------
                       25,000  Dave & Buster's, Inc.* ............     468,750
                        5,000  United Natural Foods, Inc.* .......     139,375
                                                                    ----------
                                                                       608,125
                                                                    ----------
    HOTELS/MOTELS/INNS--2.4%
    ------------------------
                       30,000  Cavanaughs Hospitality
                                 Corporation* ....................     350,625
                       10,000  Extended Stay America, Inc.* ......      96,250
                                                                    ----------
                                                                       446,875
                                                                    ----------
    HOUSEHOLD PRODUCTS--2.9%
    ------------------------
                       70,000  Windmere-Durable Holdings,
                                 Inc.* ...........................     538,125
                                                                    ----------
    LEISURE/AMUSEMENT--11.0%
    ------------------------
                       25,000  Carnival Corporation ..............     809,375
                       30,000  Family Golf Centers, Inc.* ........     631,875
                       24,000  Steiner Leisure, Ltd* .............     585,000
                                                                    ----------
                                                                     2,026,250
                                                                    ----------






                                                     MARKET
   SHARES                                             VALUE
   ------                                         ------------
COMMON STOCKS (CONTINUED)
-------------------------

  MANUFACTURING/DISTRIBUTION--7.9%
  --------------------------------
   65,000  Brightpoint, Inc.* ..................      796,250
   50,000  Mail-Well, Inc.* ....................      653,125
                                                  -----------
                                                    1,449,375
                                                  -----------
  OIL & GAS--0.6%
  ---------------
   10,000  Marine Drilling Company, Inc.* ......      111,875
                                                  -----------
  REAL ESTATE/LAND DEVELOPMENT--1.9%
  ----------------------------------
   20,000  LNR Property Corporation ............      355,000
                                                  -----------
  RETAIL STORES--1.3%
  -------------------
   15,000  Chico's Fas, Inc.* ..................      236,250
                                                  -----------
  SERVICES--11.2%
  ---------------
   48,000  ABR Information Services, Inc.*......      906,000
   15,000  Healthcare Recoveries, Inc.* ........      151,875
   43,500  MPW Industrial Services
             Group, Inc.* ......................      435,000
   25,000  Stewart Enterprises, Inc.,
             Class "A" .........................      576,563
                                                  -----------
                                                    2,069,438
                                                  -----------
  TELECOMMUNICATIONS--8.3%
  ------------------------
   40,000  Electromagnetic Sciences, Inc.*......      582,500
   15,000  Plantronics, Inc.* ..................      854,063
    7,000  Powertel, Inc.* .....................      104,125
                                                  -----------
                                                    1,540,688
                                                  -----------
Total Common Stocks
  (cost $14,254,346)...........................    15,787,256

REPURCHASE AGREEMENT--15 9%(A)
------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated October 30,
1998 @ 5.3% to be repurchased at $2,940,298
on November 2, 1998, collateralize by
$2,665,000 United States Treasury Notes, 7.5%
due November 15, 2001, (market value
$2,996,097 including interest)
(cost $2,939,000) .............................     2,939,000
                                                  -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $17,193,346)(b), 101.3%(a).............    18,726,256
OTHER ASSETS AND LIABILITIES, net, (1.3%)(a)...      (241,079)
                                                  -----------
NET ASSETS, 100.0%.............................   $18,485,177

----------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $1,532,910 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,809,504 and aggregate gross unrealized depreciation for all securities in which there is an excess tax cost over market value of $276,594.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                         MARKET
       SHARES                                            VALUE
       ------                                         ------------
COMMON STOCKS--90.2%(a)
-----------------------

  AUSTRALIA--1.2%
  ---------------
          28,000   Westpac Banking Corporation* .....  $  170,398
           9,900   Lend Lease Corporation ...........     218,557
          31,500   Mayne Nickless, Ltd ..............     145,398
                                                       ----------
                                                          534,353
                                                       ----------
  DENMARK--0.6%
  -------------
           3,500   Unidamark A/S* ...................     266,751
                                                       ----------
  EGYPT--0.5%
  -----------
          15,000   Suez Cement Company* .............     220,500
                                                       ----------
  FINLAND--1.9%
  -------------
           9,300   Nokia Corporation                      846,378
                                                       ----------
  FRANCE--13.0%
  -------------
           3,318   L'Air Liquide SA .................     555,399
           9,500   AXA-UAP Groupe ...................   1,073,813
           3,400   Groupe Danone* ...................     898,972
           6,659   Compagnie Generale
                     des Eaux .......................   1,520,955
           1,100   Promodes .........................     692,759
           2,400   Societe Generale .................     317,500
           7,700   Elf Aquitaine SA .................     891,143
                                                       ----------
                                                        5,950,541
                                                       ----------
  GERMANY--12.1%
  --------------
             648   Bayerische Motoren
                     Werke AG .......................     454,102
           8,800   Bayerische Vereinsbank AG              698,581
           5,200   Deutsche Bank AG .................     323,332
           1,700   Preussag AG* .....................     627,045
           1,100   SAP AG* ..........................     535,889
          10,000   Siemens AG* ......................     601,268
           2,976   Allianz AG .......................   1,020,446
          13,100   Mannesmann AG ....................   1,289,043
                                                       ----------
                                                        5,549,706
                                                       ----------
  GREECE--0.4%
  ------------
           2,455   Alpha Credit Bank ................     195,994
                                                       ----------
  HONG KONG--0.9%
  ---------------
          95,000   China Telecom (Hong Kong),
                     Ltd.* ..........................     178,470
          32,500   Hutchison Wampoa, Ltd. ...........     232,892
                                                       ----------
                                                          411,362
                                                       ----------

                                                        MARKET
        SHARES                                           VALUE
        ------                                       ------------
 COMMON STOCKS (CONTINUED)
 -------------------------

  INDIA--0.1%
  -----------
       8,032     Indian Opportunities Fund,
                    Ltd.*(c) .......................     66,024
                                                      ---------
  ITALY--7.8%
  -----------
      95,000     Credito Italiano* .................    509,896
     103,472     ENI ...............................    615,323
      48,200     IMI SPA ...........................    740,837
     290,000     INA (1st Naz Association) .........    798,603
     150,700     Telecom Italia Mobil ..............    924,422
                                                      ---------
                                                      3,589,081
                                                      ---------
  JAPAN--12.5%
  ------------
  33,000,000     Sanwa International Finance .......    215,839
          13     NTT Mobile Communication* .........    469,463
      18,000     Canon, Incorporated ...............    340,453
       3,000     FamilyMart Company ................    152,084
       8,000     Fuji Photo Film Company,
                    Ltd ............................    293,018
      13,000     Honda Motor Corporation ...........    390,290
       7,000     Ito-Yokado Company, Ltd. ..........    408,303
      17,000     Kao Corporation ...................    344,141
       3,000     Mabuchi Motor Company, Ltd ........    195,574
      12,000     Marui Company, Ltd ................    208,955
       3,000     Promise Company, Ltd. .............    135,615
       2,000     Riso Kagaku Corporation ...........    112,369
       5,000     Rohm Company, Ltd .................    441,757
       5,000     Secom Company, Ltd. ...............    370,990
      17,000     Shin-Etsu Chemical Company,
                    Ltd. ...........................    338,309
       7,800     Sony Corporation ..................    495,111
      11,000     Taisho Pharmaceutical Company......    294,390
      18,000     Yamanouchi Pharmaceuticals ........    515,697
                                                      ---------
                                                      5,722,358
                                                      ---------
  NETHERLANDS--6.7%
  -----------------
      14,000     Ver Ned Utgebers ..................    484,038
       5,600     Wolters Kluwer* ...................  1,084,963
      23,500     Royal Ahold* ......................    781,048
       8,100     Aegon* ............................    702,727
                                                      ---------
                                                      3,052,776
                                                      ---------
  PHILIPPINES--0.1%
------------------
     320,000     Belle Corporation* ................        634
                                                      ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                     MARKET
       SHARES                                        VALUE
       ------                                    ------------
COMMON STOCKS (CONTINUED)
-------------------------

  SINGAPORE--0.6%
  ---------------
     30,000   Overseas Union Bank (China) ......  $  130,876
     23,000   Singapore Airlines (SIA)* ........     141,321
                                                  ----------
                                                     272,197
                                                  ----------
  SPAIN--3.1%
  -----------
      5,500   Telefonica de Espana SA ..........     248,332
     23,000   ENDESA* ..........................     579,653
     57,000   Banco Central Hispanoamer
                SA* ............................     629,242
                                                  ----------
                                                   1,457,227
                                                  ----------
  SWEDEN--1.6%
  ------------
     16,000   LM Ericsson* .....................     360,748
     22,000   Astra AB .........................     356,521
                                                  ----------
                                                     717,269
                                                  ----------
  SWITZERLAND--5.7%
  -----------------
      3,970   Credit Suisse Group ..............     610,014
        230   Nestle SA* .......................     488,748
        847   Novartis AG ......................   1,524,888
                                                  ----------
                                                   2,623,650
                                                  ----------
  TAIWAN--0.4%
  ------------
     11,700   Taiwan American Fund* ............     180,765
                                                  ----------
  UK--21.0%
  ---------
     49,558   Safeway, PLC .....................     248,835
     64,000   Unilever, PLC ....................     642,700
     14,000   British Sky Broadcasting* ........     114,113
     56,000   Cable & Wireless, PLC ............     627,972
     38,000   GKN, PLC .........................     461,740
     26,500   Allied Zurich* ...................     314,906
     23,500   British American Tobacco
                Industries* ....................     211,114
     55,500   NFC, PLC .........................     104,502
     66,000   General Electric Company, PLC.....     527,466
     21,500   Glaxo Wellcome, PLC ..............     667,873
    121,000   Ladbroke Group, PLC ..............     443,007
     22,000   Land Securities PLC ..............     310,220
     74,000   LASMO, PLC .......................     210,551
     16,000   McKechnie, PLC ...................      89,175
     56,000   Marks & Spencer, PLC .............     414,743
     22,000   National Westminster
                Bank, PLC ......................     371,528
     29,000   Vodafone Group* ..................     388,298
     36,950   Reckitt & Colman, PLC ............     638,840
     17,100   Royal Bank of Scotland
                Group, PLC .....................     226,672
     69,000   Scottish Power, PLC ..............     679,053

                                               MARKET
  SHARES                                        VALUE
  ------                                    ------------
COMMON STOCKS (CONTINUED)
-------------------------

  U.K. (CONTINUED)
  ----------------
  87,000  Shell Transport & Trading
            Company, PLC ..................     525,660
  31,731  Smiths Industries, PLC ..........     424,865
  45,000  Lloyds TSB Group, PLC ...........     555,459
  25,999  Wassall, PLC ....................      82,460
   8,000  Zeneca Group ....................     307,157
                                            -----------
                                              9,588,909
                                            -----------
Total Common Stocks
  (cost $35,935,938)....................     41,246,475
                                            -----------

     PRINCIPAL                                MATURITY       MARKET
       AMOUNT                                   DATE         VALUE
     ---------                               ----------    ----------
BONDS--1.4%(a)
--------------

    JAPAN--0.9%
--------------
$    420,000        MBL International
                      Finance (Bermuda),
                      3.0%(d) ............... 11/30/02        382,200
                                                          -----------
    POLAND--0.5%
---------------
     373,000        Electrim, 2% ............ 05/30/04        237,558
                                                          -----------
Total Bonds (cost $690,351)...........................        619,758
                                                          -----------
Total investment portfolio
  excluding repurchase agreement
  (cost $36,626,289)..................................     41,866,233

REPURCHASE AGREEMENT--0.8%(A)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust, dated October 30, 1998 @
5.3% to be repurchased at $378,167 on
November 2, 1998, collateralized by $375,000
United States Treasury Notes, 5.375% due
June 30, 2000, (market value $388,596
including interest) (cost $378,000)...................        378,000
                                                          -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $37,004,289)(b), 92.4%(a).....................     42,244,233
OTHER ASSETS AND LIABILITIES, net, 7.6%(a) ...........      3,494,344
                                                          -----------
NET ASSETS, 100.0% ...................................    $45,738,577
                                                          ===========

----------
 *  Not an income producing security
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $5,239,944 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $6,701,675 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,461,731.
(c) Martin Currie Investment Management Limited is the manager of the Indian Opportunities Fund, Ltd.
(d) Convertible Bond.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                      MARKET      % OF NET
                                                       VALUE       ASSETS
                                                  --------------  --------
INDUSTRY DIVERSIFICATION
------------------------
Common Stocks
  Aerospace .....................................  $   424,865       0.9%
  Airlines ......................................      141,321       0.3%
  Auto Manufacturers ............................      844,393       1.8%
  Auto Parts and Equipment ......................      461,740       1.0%
  Banking .......................................    4,396,229       9.6%
  Broadcasting ..................................      114,113       0.2%
  Building Materials ............................      220,500       0.5%
  Capital Goods .................................      112,369       0.2%
  Chemicals .....................................      893,707       2.0%
  Conglomerates .................................      232,892       0.5%
  Consumer Goods and Services ...................    2,008,925       4.4%
  Cosmetics and Toiletries ......................      344,141       0.8%
  Data Processing ...............................      535,889       1.2%
  Electronic and Electrical Equipment ...........    2,261,175       4.9%
  Energy ........................................      615,322       1.3%
  Finance .......................................    2,501,543       5.5%
  Food ..........................................    3,656,312       8.0%
  Household Goods ...............................      638,840       1.4%
  Industrials, Diversified ......................    1,460,678       3.2%
  Insurance .....................................    3,111,892       6.8%
  Leisure and Hotels ............................      443,007       1.0%
  Office Equipment ..............................      340,453       0.7%
  Oil and Gas ...................................    1,627,353       3.6%
  Pharmaceuticals ...............................    2,141,638       4.7%
  Publishing ....................................    1,084,963       2.4%
  Real Estate ...................................      528,778       1.2%
  Recreational Products .........................      293,018       0.6%
  Retail Stores .................................    1,280,837       2.8%
  Securities ....................................      246,789       0.5%
  Services ......................................      370,990       0.8%
  Steel and Iron ................................      627,045       1.4%
  Telecommunications ............................    4,044,082       8.8%
  Tobacco .......................................      211,114       0.5%
  Transportation and Storage ....................      249,900       0.6%
  Utilities, Diversified ........................    1,520,954       3.3%
  Utilities, Electric ...........................    1,258,708       2.8%
Bonds ...........................................      619,758       1.4%
Repurchase Agreement ............................      378,000       0.8%
                                                   -----------      ----
Total Investments ...............................  $42,244,233      92.4%
                                                   ===========      ====

--------------------------------------------------------------------------------
                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                     GROSS UNREALIZED
                 CONTRACT                               IN              DELIVERY       APPRECIATION
                TO DELIVER                         EXCHANGE FOR           DATE        (DEPRECIATION)
-------------------------------------------   ----------------------   ----------   -----------------
JPY                           175,032,000     USD        1,483,448     01/13/99          $34,934
USD                             1,560,000     JPY      175,032,000     01/13/99           41,618
SEK                             1,454,125     USD          186,352     11/03/98               46
                                                                                         -------
Net Unrealized Appreciation                                                              $76,598
                                                                                         =======

----------
SEK - Swedish Krona
JPY - Japanese Yen
USD - United States Dollar

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                    MARKET
      SHARES                                         VALUE
      ------                                         -----
COMMON STOCKS--94.8%(aA)
-----------------------
    ADVERTISING/COMMUNICATIONS--4.4%
    -------------------------------
       75,000  Omnicom Group, Inc. ..............   $3,707,813
                                                    ----------
    BANKING--1.7%
    -------------
       25,000  First Union
                 Corporation. ..................     1,450,000
                                                    ----------
    BEVERAGES--1.2%
    ---------------
       15,000    The Coca-Cola Company .........     1,014,375
                                                    ----------
    BUILDING--3.0%
    --------------
       40,000    Illinois Tool Works, Inc. ........  2,565,000
                                                    ----------
    DATA PROCESSING--16.4%
    ----------------------
       60,000    Cisco Systems, Inc.* .............  3,780,000
       40,000    Dell Computer Corporation* .......  2,625,000
       40,000    EMC Corporation* .................  2,575,000
       85,000    HBO & Company ....................  2,231,250
       25,000    Microsoft Corporation*. ..........  2,646,875
                                                    ----------
                                                    13,858,125
                                                    ----------
    ELECTRONICS/ELECTRIC--3.1%
    --------------------------
       30,000    General Electric Company .........  2,625,000
                                                    ----------
    FINANCE--17.0%
    --------------
       20,000    American Express Company .........  1,767,500
       50,000    Citigroup, Inc. ..................  2,353,125
       65,000    Freddie Mac ......................  3,737,500
       50,000    Fannie Mae .......................  3,540,625
       60,000    Paychex, Inc. ....................  2,985,000
                                                    ----------
                                                    14,383,750
                                                    ----------
    HOUSEHOLD PRODUCTS--2.6%
    ------------------------
       20,000    The Clorox Company ...............  2,185,000
                                                    ----------
    INSURANCE--3.0%
    ---------------
      30,000    American International
                   Group, Inc. ....................  2,557,500
                                                    ----------
    MEDICAL EQUIPMENT/SUPPLY--3.2%
    ------------------------------
      35,000    Guidant Corporation ..............   2,677,500
                                                    ----------
    PHARMACEUTICAL--16.5%
    ---------------------
      25,000    Bristol-Myers Squibb Company......   2,764,062
      20,000    Cardinal Health, Inc. ............   1,891,250

                                                           MARKET
       SHARES                                              VALUE
       ------                                              -----
COMMON STOCKS (CONTINUED)
-------------------------
      25,000    Pfizer, Inc. .........................    2,682,813
      30,000    Schering-Plough Corporation ..........    3,086,250
      45,000    Warner-Lambert Company ...............    3,526,875
                                                         ----------
                                                         13,951,250
                                                         ----------
    RETAIL STORES-15.8%
    -------------------
      40,000    The Gap, Inc. ........................    2,405,000
      65,000    Home Depot, Inc. .....................    2,827,500
      55,000    Kohl's Corporation* ..................    2,629,688
      40,000    Wal-Mart Stores, Inc. ................    2,760,000
      55,000    Walgreen Company .....................    2,677,812
                                                       ------------
                                                         13,300,000
                                                       ------------
    TELECOMMUNICATIONS-6.9%
    -----------------------
      35,000   Lucent Technologies, Inc. ............    2,806,562
      55,000   MCI WorldCom, Inc.* ..................    3,038,750
                                                       -----------
                                                         5,845,312
                                                       -----------
Total Common Stocks
  (cost $56,501,352).................................   80,120,625

REPURCHASE AGREEMENT -- 5.4%(a)
-------------------------------
Repurchase Agreement with State
Street Bank and Trust Company,
dated October 30, 1998 @ 5.3%
to be repurchased at $4,600,031 on
November 2, 1998, collateralized by
$4,170,000 United States Treasury
Notes, 7.5% due November 15, 2001,
(market value $4,688,077 including
interest) (cost $4,598,000) .........................    4,598,000
                                                       -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $61,099,352)(b), 100.2%(a)...................   84,718,625
OTHER ASSETS AND LIABILITIES, net, (0.2%)(a) ........      198,846)
                                                       -----------
NET ASSETS, 100.0% ..................................  $84,519,779
                                                       ===========
----------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $23,619,273, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $23,619,273.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                              INVESTMENT PORTFOLIO
                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                       MARKET
    SHARES                                              VALUE
    ------                                              -----
COMMON STOCKS--96.2%(a)
-----------------------
  ADVERTISING/COMMUNICATIONS--3.1%
  ---------------------------------
    18,000     Catalina Marketing Corporation*....     $  858,375
                                                       ----------
  AEROSPACE--3.0%
  ---------------
    12,000     Alliant Techsystems, Inc.* ..........      840,000
                                                       ----------
  BEVERAGES--3.1%
  ---------------
    40,000     Whitman Corporation ..................     857,500
                                                       ----------
  CHEMICALS--1.4%
  ---------------
     8,500     Minerals Technologies, Inc. ..........     387,281
                                                       ----------
  DATA PROCESSING--14.7%
  ----------------------
    36,000     Anixter International, Inc.* .........     555,750
     3,000     DocuCorp International, Inc.* ........      11,625
    19,000     Ingram Micro Inc., Class "A"* ........     864,500
     9,000     Network Associates, Inc.* ............     382,500
    20,000     Safeguard Scientifics, Inc.* .........     536,250
     5,000     Symbol Technologies, Inc. ............     223,750
   17,000     Synopsys, Inc.* .......................     769,250
    23,000        Zebra Technologies Corporation,
                  Class "A"* ........................     753,250
                                                       ----------
                                                        4,096,875
                                                       ----------
  EDUCATION--2.7%
  ---------------
    21,800     Strayer Education, Inc. ..............     741,200
                                                       ----------
  ELECTRONICS/ELECTRIC--2.8%
  --------------------------
    21,000     Artesyn Technologies, Inc.* ..........     303,187
    15,000     Cadence Design Systems, Inc.* ........     320,625
     5,000     Molex, Inc. ..........................     163,438
                                                       ----------
                                                          787,250
                                                       ----------
  FINANCE--7.6%
  -------------
    22,000     CMAC Investment Corporation...........     921,250
    31,000     Enhance Financial Services
                 Group, Inc. ........................     761,437
     9,000     The FINOVA Group, Inc. ...............     438,750
                                                       ----------
                                                        2,121,437
                                                       ----------
  FOOD--3.2%
  ----------
    20,000     Corn Products, International, Inc.         570,000
    18,000     Ralcorp Holdings, Inc.* ..............     317,250
                                                       ----------
                                                          887,250
                                                       ----------
  HEALTH CARE CENTERS--7.2%
  -------------------------
    26,000     HCR Manor Care, Inc.* ................     845,000
     7,500     Lincare Holdings, Inc.* ..............     299,531
    17,000     Universal Health Services, Inc.*......     872,313
                                                       ----------
                                                        2,016,844
                                                       ----------
  INSURANCE--14.0%
  ----------------
     8,000     American Bankers Insurance
                 Group, Inc. ........................    357,500

                                                         MARKET
     SHARES                                              VALUE
     ------                                              ------
COMMON STOCKS (CONTINUED)
-------------------------
  INSURANCE (CONTINUED)
  ---------------------
    14,000  Executive Risk, Inc. ....................     665,000
    23,000  Mutual Risk Management, Ltd..............     777,688
     4,600  Progressive Corporation .................     677,350
    22,700  Protective Life Corporation .............     841,318
    20,000  Provident Companies, Inc. ...............     581,250
                                                       ----------
                                                        3,900,106
                                                       ----------
   LEISURE/AMUSEMENT--3.3%
   -----------------------
     41,000  International Game
               Technology ...........................     925,063
                                                       ----------
   MACHINERY--2.5%
   ---------------
    28,000  Sybron International
              Corporation* .........................      693,000
                                                       ----------
   MANUFACTURING/DISTRIBUTIONS--1.9%
   ---------------------------------
     15,000  Kaydon Corporation .....................     526,875
                                                       ----------
   MEDICAL EQUIPMENT/SUPPLY--2.2%
   ------------------------------
     15,000  Patterson Dental Company* ..............     618,750
                                                       ----------
   PHARMACEUTICAL--2.5%
   --------------------
     20,000  Omnicare, Inc. .........................     691,250
                                                       ----------
   PUBLISHING--11.1%
   -----------------
     40,000  Hollinger International, Inc. ..........     520,000
     20,000  Valassis Communications, Inc.* .........     797,500
     16,000  John Wiley & Sons, Inc.,
               Class "A" ............................     585,000
     20,200  World Color Press, Inc.* ...............     613,575
     23,000  Harte-Hanks Communications,
               Inc.* ................................     559,188
                                                       ----------
                                                        3,075,263
                                                       ----------
   RETAIL STORES--1.7%
   -------------------
     19,400  The Men's Wearhouse, Inc.* .............     470,450
                                                       ----------
   SERVICES--4.5%
   --------------
     18,750  Iron Mountain, Inc.* ...................     573,047
     24,000  Unifirst Corporation ...................     667,500
                                                       ----------
                                                        1,240,547
                                                       ----------
   TELECOMMUNICATIONS--3.7%
   ------------------------
     10,000  Black Box Corporation* .................     333,750
     34,10  Western Wireless Corporation,
              Class "A"* ............................     690,525
                                                       ----------
                                                        1,024,275
                                                       ----------
Total Common Stocks
  (cost $25,821,511)..............................     26,759,591

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                 MARKET
                                                                  VALUE
                                                                 ------
REPURCHASE AGREEMENT--5.8%(a)
-----------------------------
Repurchase Agreement with State
Street Bank and Trust Company,
dated October 30, 1998 @ 5.3% to be
repurchased at $1,627,719 on
November 2, 1998, collaterized by
$1,480,000 United States Treasury
Notes, 7.5% due November 15, 2001,
(market value $1,663,874 including
interest) (cost $1,627,000)..............................      1,627,000
                                                             -----------
TOTAL INVESTMENT PORTFOLIO
   (cost $27,448,511)(b), 102.0%(a)......................     28,386,591
OTHER ASSETS AND LIABILITIES, net, (2.0%)(a) ............       (557,585)
                                                             -----------
NET ASSETS, 100.0% ......................................    $27,829,006
                                                             ===========
----------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $938,080, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $2,280,284 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,342,204.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                               OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                                          MARKET
     SHARES                                               VALUE
     ------                                               ------
COMMON STOCKS--89.3%aA)
-----------------------
  AEROSPACE--1.0%
  ---------------
    117,000     Kellstrom Industries, Inc.* .........   $2,632,500
                                                        ----------
  BANKING--4.6%
  -------------
    100,000     BankUnited Financial
                  Corporation, Class "A"* .............    906,250
    125,000     Commercial Federal
                  Corporation .........................  2,835,938
    231,000     Doral Financial Corporation ...........  4,042,500
     52,500     Independence Community Bank
                  Corporation .........................    718,594
    100,000     ITLA Capital Corporation* .............  1,525,000
     50,000     Pacific Crest Capital, Inc. ...........   756,250
     28,000     PBOC Holdings, Inc.* ..................    269,500
     20,750     Progress Financial Corporation ........    294,391
     55,000     Staten Island Bancorp, Inc. ...........  1,000,312
                                                        ----------
                                                        12,348,735
                                                        ----------
  BROADCASTING--0.7%
  ------------------
     70,000     Avid Technology, Inc.* ..............    1,811,250
                                                        ----------
  BUILDING--1.4%
  --------------
    190,000     Lennar Corporation ..................    3,847,500
                                                        ----------
  CHEMICALS--0.4%
  ---------------
     80,000     Mississippi Chemical
                 Corporation .........................   1,155,000
                                                         ----------
  CONGLOMERATES/DIVERSIFIED--0.3%
  -------------------------------
     25,900     Harsco Corporation ..................      848,225
                                                        ----------
  COSMETICS/TOILETRIES/DRUGS--0.3%
  --------------------------------
    100,000     NBTY, Inc.* .........................      800,000
                                                        ----------
  DATA PROCESSING--13.6%
  ----------------------
     50,000     CACI International, Inc.,
                Class "A"* ..........................      837,500
     35,000     CDW Computer Centers, Inc.* .........    2,622,812
    124,000     Cerner Corporation* .................    2,774,500
    201,500     Comdisco, Inc. ......................    3,110,656
     82,000     Computer Management Sciences,
                  Inc.* .............................    1,517,000
    121,550     Eclipsys Corporation* ...............    2,742,471
    187,500     Health Management
                  Systems, Inc.* ....................    1,289,063
    245,300     LanVision Systems, Inc.* ............      306,625
     90,000     National Data Corporation ...........    3,048,750
     93,000     New Horizons Worldwide, Inc.*........    1,720,500
    154,875     Printronix, Inc.* ...................    1,955,296
     55,000     Shared Medical Systems
                  Corporation .......................    2,743,125
     50,000     Simione Central Holdings, Inc.*......      150,000

                                                        MARKET
     SHARES                                             VALUE
     ------                                             ------
COMMON STOCKS (CONTINUED)
-------------------------
  DATA PROCESSING (CONTINUED)
  ---------------------------
    200,000   Sykes Enterprises, Inc.* ............    3,925,000
    100,000   The Pathways Group, Inc.* ...........    1,587,500
     97,500   TransAct Technologies, Inc.* ........      438,750
    166,500   Transition Systems, Inc.* ...........    1,737,844
    112,500   Zebra Technologies Corporation,
                Class "B"* ..........................  3,684,375
                                                      ----------
                                                      36,191,767
                                                      ----------
  EDUCATION--2.1%
  ---------------
    165,000   Strayer Education, Inc. .............    5,610,000
                                                      ----------
  ELECTRONICS/ELECTRIC--3.0%
  --------------------------
     57,450   AMETEK, Inc. ........................    1,217,222
    253,000   Artesyn Technologies, Inc.* .........    3,652,688
    100,000   OYO Geospace Corporation* ...........    1,537,500
     50,000   Photronics, Inc.* ...................    1,090,625
     65,000   Trident International, Inc.* ........      520,000
                                                      ----------
                                                       8,018,035
                                                      ----------
  FILMED ENTERTAINMENT--0.1%
  --------------------------
     23,000   Todd-AO Corporation .................      163,875
                                                      ----------
  FINANCE--2.5%
  -------------
    260,000   Cash America International, Inc......    3,250,000
     50,000   Investors Financial Services
                Corporation .........................  2,693,750
     45,000   Richmond County Financial
                Corporation .........................    658,125
                                                      ----------
                                                       6,601,875
                                                      ----------
  FOOD--0.8%
  ----------
    104,000   J.M. Smucker Company,
                Class "B" ...........................  2,177,500
                                                      ----------
  HEALTH CARE CENTERS--1.4%
  -------------------------
     70,000   American Retirement
                Corporation* ........................  1,067,500
     75,000   Assisted Living Concepts, Inc.*......    1,012,500
    113,400   Horizon Health Corporation* .........      956,813
     17,388   LTC Healthcare, Inc.* ...............       41,297
    125,000   ThermoLase Corporation* .............      687,500
                                                      ----------
                                                       3,765,610
                                                      ----------
  HOTELS/MOTELS/INNS--2.1%
  ------------------------
    141,900   Cavanaughs Hospitality
                Corporation* ........................  1,658,455
    110,000   MeriStar Hospitality
                Corporation .........................  2,035,000
    382,200   Servico, Inc.* ......................    1,863,225
                                                      ----------
                                                       5,556,680
                                                      ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                        MARKET
     SHARES                                             VALUE
     ------                                             ------
COMMON STOCKS (CONTINUED)
-------------------------
  INSURANCE--3.7%
  ---------------
    100,000     Annuity and Life Re
                  (Holdings), Ltd. ................. $2,337,500
    142,600     Gryphon Holdings, Inc.* ............  2,406,375
    210,000     INSpire Insurance
                  Solutions, Inc.* .................  5,250,000
                                                     ----------
                                                      9,993,875
                                                     ----------
  LEATHER/SHOES--1.1%
  -------------------
  310,000     Genesco, Inc.* .......................  1,860,000
  115,000     Shoe Carnival, Inc.* .................  1,063,750
                                                     ----------
                                                      2,923,750
                                                     ----------
  LEISURE/AMUSEMENT--2.0%
  -----------------------
     35,800     Florida Panthers Holdings, Inc.*.....   349,050
     70,300     Gaylord Entertainment
                  Company ........................... 1,862,950
     85,000     International Speedway
                  Corporation, Class "A" ............ 2,624,375
     19,200     Steiner Leisure, Ltd.* ..............   468,000
                                                     ----------
                                                      5,304,375
                                                     ----------
  MACHINERY--3.7%
  ---------------
    110,000     Applied Power, Inc. ................  3,031,875
     96,000     Blount International, Inc.,
                  Class "A" ........................  2,106,000
     85,478     Danaher Corporation ................  3,413,778
     45,000     Gradall Industries, Inc.* ..........    658,125
     80,000     Tokheim Corporation* ...............    700,000
                                                     ----------
                                                      9,909,778
                                                     ----------
  MANUFACTURING/DISTRIBUTIONS--5.2%
  ---------------------------------
    184,800     Armor Holdings, Inc.* ..............  1,928,850
    120,000     Brightpoint, Inc.* .................  1,470,000
    246,500     Gentex Corporation* ................  3,620,469
     50,000     Hawk Corporation, Class "A"* .......    500,000
    130,000     Hughes Supply, Inc. ................  3,453,125
    160,000     Mail-Well, Inc.* ...................  2,090,000
     88,000     Metrika Systems Corporation* .......    803,000
                                                     ----------
                                                     13,865,444
                                                     ----------
  MEDICAL EQUIPMENT/SUPPLY--3.9%
  ------------------------------
    585,000     Angeion Corporation* ...............    950,625
    123,456     Angiosonics, Inc.*(c) ..............    370,368
    247,500     ATS Medical, Inc.* .................  1,361,250
    100,000     Aviron* ............................  1,900,000
    210,000     Coherent, Inc* .....................  2,467,500
     95,333     Cooper Companies, Inc.* ............  2,264,159
    196,000     Somanetics Corporation* ............    343,000
     44,444     SurVivaLink Corporation*(c) ........     26,666
     54,800     Thermo Cardiosystems, Inc.* ........    637,050
                                                     ----------
                                                     10,320,618
                                                     ----------


                                                          MARKET
                 SHARES                                   VALUE
                 ------                                   ------
COMMON STOCKS (CONTINUED)
-------------------------
    OFFICE EQUIPMENT--0.9%
    ----------------------
      180,000   Global Imaging Systems, Inc.* .......   2,272,500
                                                        ---------
    OIL & GAS--1.0%
    ---------------
      400,000   Chaparral Resources, Inc.* ..........     350,000
       88,700   Chieftain International, Inc.* ......   1,740,738
       60,000   Marine Drilling Company, Inc.*.......     671,250
                                                        ---------
                                                        2,761,988
                                                        ---------
    PHARMACEUTICAL--2.5%
    --------------------
       76,200 Bindley Western Industries, Inc........   2,762,250
       50,000 Collateral Therapeutics, Inc.* ........     262,500
       15,500 Elan Corporation, PLC,
                Sponsored ADR* ......................   1,085,968
       425,000 PharMerica, Inc.* ....................   1,434,375
        50,000 Protein Design Labs, Inc.* ...........   1,200,000
                                                        ---------
                                                        6,745,093
                                                        ---------
    POLLUTION CONTROL--1.7%
    -----------------------
       170,000 IMCO Recycling, Inc. ................    2,348,125
       100,000 Superior Services, Inc.* ............    2,100,000
                                                        ---------
                                                        4,448,125
                                                        ---------
    PUBLISHING--4.2%
    ----------------
        40,000 Houghton Mifflin Company ............   1,560,000
       109,600 John Wiley & Sons, Inc.
               Class "A" ...........................    4,007,250
       185,000 World Color Press, Inc.* ............    5,619,375
                                                       ----------
                                                       11,186,625
                                                       ----------
    RAILROADS--0.7%
    ---------------
       135,000 Genesee & Wyoming, Inc.* ............    1,890,000
                                                       ----------
    REAL ESTATE INVESTMENT TRUST--4.3%
    ----------------------------------
        60,500 Correctional Properties Trust .......    1,175,969
        39,700 Excel Legacy Corporation* ...........      109,175
       145,000 Innkeepers USA Trust ................    1,667,500
       164,900 LTC Properties, Inc. ................    2,823,913
       152,700 Mid-Atlantic Realty Trust ...........   1,946,925
       100,000 Nationwide Health Properties,
               Inc. ................................    2,306,250
        63,960 New Plan Excel Realty Trust .........    1,455,090
                                                       ----------
                                                       11,484,822
                                                       ----------
    REAL ESTATE/LAND DEVELOPMENT--1.8%
    ----------------------------------
       55,000 Cadiz, Inc.* ........................       446,875
      240,000 LNR Property Corporation ............     4,260,000
                                                       ----------
                                                        4,706,875
                                                        ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------


                                                       MARKET
     SHARES                                            VALUE
     ------                                            ------
COMMON STOCKS (CONTINUED)
-------------------------
  RETAIL STORES--3.9%
  -------------------
    180,000     Claire's Stores Inc. ............... $3,048,750
     50,000     Cole National Corporation,
                  Class "A"* .......................  1,037,500
    120,000     Micro Warehouse, Inc.* .............  2,617,500
    230,000     Sunglass Hut
                  International, Inc.* .............  1,063,750
    125,000     Syms Corporation* ..................  1,257,813
    125,000     The Sirena Apparel
                  Group, Inc.* .....................    546,875
    100,000     U.S. Vision, Inc.* .................    775,000
                                                     ----------
                                                     10,347,188
                                                     ----------
  SECURITIES--4.6%
  ----------------
     85,000     Advest Group, Inc. .................  1,763,750
     70,000     Dain Rauscher Corporation ..........  2,380,000
    188,332     Legg Mason, Inc. ...................  5,002,568
    162,500     Southwest Securities
                  Group, Inc. ......................  3,006,250
                                                     ----------
                                                     12,152,568
                                                     ----------
  SERVICES--7.6%
  --------------
    163,500     ABR Information Services,
                  Inc.* ............................  3,086,063
     45,000     Boron, LePore & Associates,
                  Inc.* ............................  1,215,000
     82,500     Cunningham Graphics
                  International, Inc.* .............  1,072,500
    155,000     Dynamex, Inc.* .....................  1,075,313
     60,000     Healthcare Recoveries, Inc.* .......    607,500
    170,000     Interim Services, Inc.* ............  3,612,500
     50,000     Medical Manager Corporation*........  1,243,750
    230,000     MPW Industrial Services
                  Group, Inc.* .....................  2,300,000
    200,500     RCM Technologies, Inc.* ............  3,020,031
    160,000     StarTek, Inc.* .....................  1,460,000
     80,000     Stewart Enterprises, Inc.,
                  Class "A" ........................  1,845,000
                                                     ----------
                                                     20,537,657
                                                     ----------
  TELECOMMUNICATIONS--1.5%
---------------------------
   40,000     American Tower Corporation* .........     875,000
   30,219     IXC Communications, Inc.* ............  1,170,986
  183,750     Periphonics Corporation* .............  1,619,297
  100,000     Trex Communications, Inc.*(c) ........    400,000
                                                     ----------
                                                      4,065,283
                                                     ----------

                                                      MARKET
      SHARES                                          VALUE
      ------                                          ------
COMMON STOCKS (CONTINUED)
-------------------------
    TEXTILES--0.7%
    --------------
       73,000   Kellwood Company ................   1,989,250
                                                  -----------
Total Common Stocks
  (cost $242,582,126) ........................... 238,434,366
                                                  -----------
CONVERTIBLE PREFERRED STOCKS--0.3%(A)
-------------------------------------
    HEALTH CARE CENTERS--0.3%
    -------------------------
       60,000   Sun Financing Inc., 7% ..........     660,000
                                                  -----------
Total Convertible Preferred Stocks
  (cost $1,500,000)..............................     660,000
                                                  -----------

     RINCIPAL                                        MARKET
     AMOUNT                                          VALUE
     --------                                        ------
CONVERTIBLE BONDS--1.6%(A)
--------------------------
    DATA PROCESSING--0.0%
    ---------------------
    $100,000    Proscape Technologies, Inc.
                 6.5%, Series "B" Subordinated
                 Convertible Debentures,
                 due 11/18/01(c) ..............     100,000
                                                  ---------
    HEALTH CARE CENTERS--0.3%
    -------------------------
    1,000,000    Assisted Living Concepts, Inc.
                 6.0%, due 11/01/02 ...........     810,000
                                                  ---------
    MEDICAL EQUIPMENT/SUPPLY--0.6%
    ------------------------------
    1,000,000    Angeion Corporation
                 7.5%, due 04/15/03 ...........     817,500
    1,000,000    Aviron Corporation
                 5.75%, due 04/01/05 ..........     797,500
                                                  ---------
                                                  1,615,000
                                                  ---------
    REAL ESTATE INVESTMENT TRUST--0.7%
    ----------------------------------
    2,000,000    American Retirement
                 Corporation
                 5.75%, due 10/01/02 ..........   1,640,000
      155,000    LTC Properties, Inc.
                 8.25%, due 07/01/01 ..........     153,256
                                                  ---------
                                                  1,793,256
                                                  ---------
Total Convertible Bonds (cost $5,232,500) .....   4,318,256
                                                  ---------
Total investment portfolio
  excluding repurchase agreement
  (cost $249,314,626)(b), 91.2%(a)............. 243,412,622

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                   ------

REPURCHASE AGREEMENT--11.4%(a)
------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated October
30, 1998 @ 5.3% to be repurchased at
$30,516,472 on November 2, 1998,
collateralized by $26,650,000 United States
Treasury Notes, 6.38% due August 15, 2007,
(market value $31,098,305 including
interest) (cost $30,503,000) ............      30,503,000
                                              -----------
TOTAL INVESTMENT PORTFOLIO
   (cost $279,817,626)(b), 102.6%(a) ....     273,915,622
OTHER ASSETS AND LIABILITIES, net,             (6,834,152)
                                              -----------
(2.6%)(a)
NET ASSETS, 100.0% ......................    $267,081,470
                                             ============

----------
 * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $5,902,004, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $36,820,178 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $42,722,182.
(c) Private placement securities are fair valued by the Board of Trustees.
ADR--American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------
COMMON STOCKS--93.6%(a)
-----------------------
  AEROSPACE--2.3%
  ---------------
    13,000     Raytheon Company, Class "B" ...... $ 754,813

  BANKING--2.6%
  -------------
    15,000     Chase Manhattan Corporation ......   852,188
                                                  ---------
  CHEMICALS--1.2%
  ---------------
    16,000     Morton International, Inc. .......   398,000
                                                  ---------
  CONGLOMERATES/DIVERSIFIED--4.3%
  -------------------------------
    35,000     Allegheny Teledyne, Inc. .........   719,688
    20,000     Fortune Brands, Inc. .............   661,250
                                                  ---------
                                                  1,380,938
                                                  ---------
  DATA PROCESSING--4.8%
  ---------------------
    20,000     Electronic Data Systems
                 Corporation ...................... 813,750
     5,000     International Business Machines
                 Corporation ...................... 742,188
                                                  ---------
                                                  1,555,938
                                                  ---------
  ELECTRONICS/ELECTRIC--6.1%
  --------------------------
    23,551     AMP, Inc. ........................   967,062
    18,000     Philips Electronics N.V.,
                 NY Shares, ADR ................... 987,750
                                                  ---------
                                                  1,954,812
                                                  ---------
  FINANCE--6.7%
  -------------
    17,000     Freddie Mac ......................   977,500
    30,000     SLM Holding Corporation .......... 1,201,875
                                                  ---------
                                                  2,179,375
                                                  ---------
  GLASS/PRODUCTS--1.0%
  --------------------
    10,000     Libbey, Inc. .....................   310,000
                                                  ---------
  HEALTH CARE CENTERS--5.5%
  -------------------------
    52,000     Columbia/HCA Healthcare
                 Corporation .................... 1,092,000
    56,000     HEALTHSOUTH Corporation*..........   679,000
                                                  ---------
                                                  1,771,000
                                                  ---------
  INSURANCE--7.1%
  ---------------
    16,000     Aetna, Inc. ...................... 1,194,000
    34,000     Humana, Inc. .....................   643,875
    33,000     TIG Holdings, Inc. ...............   459,937
                                                  ---------
                                                  2,297,812
                                                  ---------
  MANUFACTURING/DISTRIBUTIONS--1.8%
------------------------------------
    20,000     Essex International, Inc.* .......   580,000
                                                  ---------
  MEDICAL EQUIPMENT/SUPPLY--1.7%
  ------------------------------
    13,000     Bausch & Lomb, Inc. ..............   541,938
                                                  ---------


                                                        MARKET
  SHARES                                                VALUE
  ------                                                ------
COMMON STOCKS (CONTINUED)
-------------------------
  OIL & GAS--11.6%
  ----------------
    15,000  Ashland, Inc. .........................     721,875
    10,000  British Petroleum Company,
              PLC, Sponsored ADR ..................     884,375
    10,000  Exxon Corporation .....................     712,500
    18,000  MCN Energy Group, Inc. ................     347,625
    14,000  Royal Dutch Petroleum
              Company, NY Shares, ADR .............     689,500
    12,500  Sonat, Inc. ...........................     378,905
                                                     ----------
                                                      3,734,780
                                                     ----------
  PAPER/PRODUCTS--2.0%
-------------------------
    16,500  Schweitzer-Mauduit
              International, Inc.* ................     300,094
    36,000  Unisource Worldwide, Inc. .............     330,750
                                                     ----------
                                                        630,844
                                                     ----------
  PHARMACEUTICAL--2.6%
-------------------------
     7,000  Abbott Laboratories ...................     328,563
     9,500  Pharmacia & Upjohn, Inc. ..............     502,905
                                                     ----------
                                                        831,468
                                                     ----------
  POLLUTION CONTROL--3.7%
  -----------------------
    26,200  Waste Management Holdings,
              Inc. ................................   1,182,275
                                                     ----------
  REAL ESTATE/LAND DEVELOPMENT--0.7%
  ----------------------------------
    15,000  Security Capital Group, Inc.,
              Class "B"* ..........................     239,063
                                                     ----------
  RETAIL STORES--4.3%
  -------------------
     8,000  Federated Department
              Stores, Inc.* .......................     307,500
    55,000  Toys "R" Us, Inc.* ....................   1,075,938
                                                     ----------
                                                      1,383,438
                                                     ----------
  STEEL/IRON--0.8%
  ----------------
    15,000  British Steel PLC,
              Sponsored ADR .......................     262,500
                                                     ----------
  TELECOMMUNICATIONS--7.3%
  ------------------------
    15,000  Ascend Communications, Inc.* ..........     723,750
    11,000  BellSouth Corporation .................     877,938
    16,000  SBC Communications, Inc. ..............     741,000
                                                     ----------
                                                      2,342,688
                                                     ----------
  TOBACCO--12.8%
  --------------
    79,000  DIMON, Inc. ...........................   1,022,062
    23,000  Philip Morris Companies, Inc. .........   1,175,875
    30,000  RJR Nabisco Holdings
              Corporation .........................     856,875
    32,000  UST, Inc. .............................   1,088,000
                                                     ----------
                                                      4,142,812
                                                     ----------
  UTILITIES-ELECTRIC--2.7%
  ------------------------
    46,000  Pacific Corp. .........................     876,875
                                                     ----------
Total Common Stocks
  (cost $29,663,286)............................     30,203,557
                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)
--------------------------------------------------------------------------------

        MARKET
         VALUE
        ------
REPCHASE AGREEMENT--6.6%(a)
--------------------------
Repurchase Agreement with State Street Bank
and Trust, dated October 30, 1998
@ 5.3% to be repurchased at $2,129,940 on
November 2, 1998 collateralized by $1,935,000
United States Treasury Notes, 7.5% due
Noveber 15, 2001 (markey value $2,175,403
including interest) (cost $2,129,000)................   2,129,000
                                                       ----------
TOTAL INVESTMENT PORTFOLIO EXCLUDING
   COVERED CALL OPTIONS WRITTEN
   (cost $31 792,286)(b), 100 %(a)                        32,332,557
                                                          ----------
     SHARES
     ------
COVERED CALL OPTIONS WRITTEN--(0.6%)(a)*
----------------------------------------
  15,000    Ascend Communications, Inc. ......       (135,000)
   5,000    BellSouth corporation ............        (11,875)
   4,000    Chase Manhattan Corporation ......        (14,000)
   5,000    HEALTHSOUTH Corporation...........         (3,750)
   4,000    Raytheon Company, Class "B" ......        (17,000)
                                                  -----------
TOTAL COVERED CALL OPTIONS WRITTEN
  (premiums received $144,269)(b) (0.6%)(a).         (181,625)
OTHER ASSETS AND LIABILITIES, net 0.4%(a) ..      -----------
NET ASSETS, 100.0% .........................      $32,265,416
                                                  ===========
----------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $502,915, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $3,025,771 and aggregate gross unrealized depreciation for all securities in which there is an excess tax cost over market value of $2,522,856.
ADR--American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                EAGLE
                                                              AGGRESSIVE    INTERNATIONAL
                                                                GROWTH          EQUITY
                                                                 FUND         PORTFOLIO
                                                            -------------- ---------------
ASSETS
------
Investments, at market value (identified cost
 $14,254,346, $36,626,289, $56,501,352, $25,821,511,
 $249,314,626 and $29,663,286, respectively) (Note 1)......  $15,787,256     $41,866,233
Repurchase agreement, at market value (identified cost
 $2,939,000, $378,000, $4,598,000, $1,627,000,
 $30,503,000 and $2,129,000, respectively) (Note 1) .......    2,939,000         378,000
Cash ......................................................       39,417             760
Foreign currency (cost $1,510,797).........................           --       1,518,071
Receivables:
 Investments sold .........................................      438,498       6,731,088
 Fund shares sold .........................................      335,259         138,670
 Dividends and interest ...................................        1,241          79,112
 Due from manager .........................................       25,530              --
 Foreign taxes recoverable ................................           --          62,384
Unrealized appreciation of forward currency contracts .....           --          76,598
Deferred organization expenses (Note 1) ...................           --          15,600
Deferred state qualification expenses (Note 1) ............       22,844           8,832
Prepaid insurance .........................................           --           4,891
                                                             -----------     -----------
     Total assets .........................................  $19,589,045     $50,880,239
                                                             -----------     -----------
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ....................................  $   874,951     $ 4,594,369
 Fund shares redeemed .....................................      140,006          25,634
 Accrued management fee ...................................           --         403,068
 Accrued distribution fee .................................        6,967          32,376
 Other accrued expenses ...................................       81,944          86,215
Covered call options written, at market value
 (premiums received $144,269)..............................           --              --
                                                             -----------     -----------
     Total Liabilities ....................................  $ 1,103,868     $ 5,141,662
                                                             -----------     -----------
Net assets, at market value ...............................  $18,485,177     $45,738,577
                                                             ===========     ===========
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) .................................  $17,154,622     $40,320,043
 Undistributed net investment income (loss)
  (Notes 1 and 5) .........................................           --        (113,865)
 Accumulated net realized gain (loss) (Notes 1 and 5) .....     (202,355)        196,692
 Net unrealized appreciation (depreciation) on
  investments, covered call options written and
  other assets and liabilities denominated in
  foreign currencies ......................................    1,532,910       5,335,707
                                                             -----------     -----------
Net assets, at market value ...............................  $18,485,177     $45,738,577
                                                             ===========     ===========
Net assets, at market value
 Class A Shares ...........................................   11,211,446       6,817,746
 Class B Shares ...........................................    3,873,001         233,985
 Class C Shares ...........................................    3,400,730       5,860,961
 Eagle Shares .............................................           --      32,825,885
                                                             -----------     -----------
     Total ................................................  $18,485,177     $45,738,577
                                                             ===========     ===========
Shares of beneficial interest outstanding
 Class A Shares ...........................................      730,201         268,138
 Class B Shares ...........................................      252,637           9,348
 Class C Shares ...........................................      221,820         234,123
 Eagle Shares .............................................           --       1,304,178
                                                             -----------     -----------
     Total ................................................    1,204,658       1,815,787
                                                             ===========     ===========
Net Asset Value -- offering and redemption price per
 share (Notes 1 and 2)
 Class A Shares ...........................................  $     15.35     $     25.43
                                                             ===========     ===========
  Maximum offering price per share (100/95.25 of
   $15.35, $25.43, $28.82, $14.28, $22.62 and $18.56 ......  $     16.12     $     26.70
                                                             ===========     ===========
 Class B Shares ...........................................  $     15.33     $     25.03
                                                             ===========     ===========
 Class C Shares ...........................................  $     15.33     $     25.03
                                                             ===========     ===========
 Eagle Shares .............................................                  $     25.17
                                                                             ===========

                                                                GROWTH         MID CAP       SMALL CAP         VALUE
                                                                EQUITY         GROWTH          STOCK          EQUITY
                                                                 FUND           FUND            FUND           FUND
                                                            -------------- -------------- --------------- --------------
ASSETS
------
Investments, at market value (identified cost
 $14,254,346, $36,626,289, $56,501,352, $25,821,511,
 $249,314,626 and $29,663,286, respectively) (Note 1)......  $ 80,120,625   $ 26,759,591   $243,412,622    $30,203,557
Repurchase agreement, at market value (identified cost
 $2,939,000, $378,000, $4,598,000, $1,627,000,
 $30,503,000 and $2,129,000, respectively) (Note 1) .......     4,598,000      1,627,000     30,503,000      2,129,000
Cash ......................................................       288,222            988            778            440
Foreign currency (cost $1,510,797).........................            --             --             --             --
Receivables:
 Investments sold .........................................            --             --      1,271,215        502,451
 Fund shares sold .........................................       398,423         72,689      1,089,973          8,026
 Dividends and interest ...................................        50,604          1,709        112,894         41,880
 Due from manager .........................................            --             --             --             --
 Foreign taxes recoverable ................................            --             --             --             --
Unrealized appreciation of forward currency contracts .....            --             --             --             --
Deferred organization expenses (Note 1) ...................        11,332         20,679             --         12,369
Deferred state qualification expenses (Note 1) ............        17,225         33,412         15,138         13,495
Prepaid insurance .........................................         5,591          3,494         10,482          4,892
                                                             ------------   ------------   ------------    -----------
     Total assets .........................................  $ 85,490,022   $ 28,519,562   $276,416,102    $32,916,110
                                                             ------------   ------------   ------------    -----------
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ....................................  $    752,486   $    540,954   $  8,359,029    $   325,458
 Fund shares redeemed .....................................        39,991         44,503        524,910         55,217
 Accrued management fee ...................................        50,731         25,631        169,034         12,046
 Accrued distribution fee .................................        41,937         12,025        105,114         15,162
 Other accrued expenses ...................................        85,098         67,443        176,545         61,186
Covered call options written, at market value
 (premiums received $144,269)..............................            --             --             --        181,625
                                                             ------------   ------------   ------------    -----------
     Total Liabilities ....................................  $    970,243   $    690,556   $  9,334,632    $   650,694
                                                             ------------   ------------   ------------    -----------
Net assets, at market value ...............................  $ 84,519,779   $ 27,829,006   $267,081,470    $32,265,416
                                                             ============   ============   ============    ===========
NET ASSETS
----------
Net assets consist of:
 Paid-in capital (Note 5) .................................  $ 64,034,527   $ 28,431,408   $276,699,267    $31,761,673
 Undistributed net investment income (loss)
  (Notes 1 and 5) .........................................            --             --             --        129,446
 Accumulated net realized gain (loss) (Notes 1 and 5) .....    (3,134,021)    (1,540,482)    (3,715,793)      (128,618)
 Net unrealized appreciation (depreciation) on
  investments, covered call options written and
  other assets and liabilities denominated in
  foreign currencies ......................................    23,619,273        938,080     (5,902,004)       502,915
                                                             ------------   ------------   ------------    -----------
Net assets, at market value ...............................  $ 84,519,779   $ 27,829,006   $267,081,470    $36,265,416
                                                             ============   ============   ============    ===========
Net assets, at market value
 Class A Shares ...........................................    39,889,610     16,127,008    173,922,979     17,729,899
 Class B Shares ...........................................     5,173,715      2,210,703      8,885,643        905,944
 Class C Shares ...........................................    39,456,454      9,491,295     84,272,848     13,629,573
 Eagle Shares .............................................            --             --             --             --
                                                             ------------   ------------   ------------    -----------
     Total ................................................  $ 84,519,779   $ 27,829,006   $267,081,470    $32,265,416
                                                             ============   ============   ============    ===========
Shares of beneficial interest outstanding
 Class A Shares ...........................................     1,384,052      1,129,323      7,689,095        955,082
 Class B Shares ...........................................       183,567        155,989        403,835         49,544
 Class C Shares ...........................................     1,400,076        669,446      3,828,853        745,451
 Eagle Shares .............................................            --             --             --             --
                                                             ------------   ------------   ------------    -----------
     Total ................................................     2,967,695      1,954,758     11,921,783      1,750,077
                                                             ============   ============   ============    ===========
Net Asset Value -- offering and redemption price per
 share (Notes 1 and 2)
 Class A Shares ...........................................  $      28.82   $      14.28   $      22.62    $     18.56
                                                             ============   ============   ============    ===========
  Maximum offering price per share (100/95.25 of
   $15.35, $25.43, $28.82, $14.28, $22.62 and $18.56 ......  $      30.26   $      14.99   $      23.75    $     19.49
                                                             ============   ============   ============    ===========
 Class B Shares ...........................................  $      28.18   $      14.17   $      22.00    $     18.29
                                                             ============   ============   ============    ===========
 Class C Shares ...........................................  $      28.18   $      14.18   $      22.01    $     18.28
                                                             ============   ============   ============    ===========
 Eagle Shares .............................................

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                                     EAGLE
                                                                  AGGRESSIVE     INTERNATIONAL        GROWTH
                                                                    GROWTH           EQUITY           EQUITY
                                                                     FUND*         PORTFOLIO           FUND
                                                                -------------- ----------------- ---------------
INVESTMENT INCOME
-----------------
Income:
 Dividends ....................................................   $    1,775      $  789,656(a)   $     435,950
 Interest .....................................................       42,386          86,630(b)         181,237
                                                                  ----------      ----------      -------------
     Total income .............................................       44,161         876,286            617,187
Expenses (Notes 1 and 4):
 Management fee ...............................................       25,861         453,725            471,447
 Distribution fee (Class A Shares) ............................        4,160          17,058             80,763
 Distribution fee (Class B Shares)*** .........................        4,769           1,059             18,045
 Distribution fee (Class C Shares) ............................        4,453          49,947            287,499
 Distribution fee (Eagle Shares) ..............................           --         334,486                 --
 Shareholder servicing fees ...................................        4,750              --             57,682
 Shareholder servicing fees (Class A Shares) ..................           --           9,178                 --
 Shareholder servicing fees (Class B Shares)*** ...............           --             138                 --
 Shareholder servicing fees (Class C Shares) ..................           --           6,692                 --
 Shareholder servicing fees (Eagle Shares) ....................           --           4,929                 --
 Professional fees ............................................       17,121          54,510             42,085
 Custodian/Fund accounting fees ...............................       12,836         154,539             55,949
 Federal registration fees ....................................        4,770             421              8,844
 Amortization of state registration expenses ..................       16,951          45,975             39,274
 Organization expenses ........................................           --          10,400              5,666
 Reports to shareholders ......................................        3,000          36,662             17,694
 Trustees' fees and expenses ..................................        2,307           9,071              8,373
 Other ........................................................           --           4,643              4,121
                                                                  ----------      ----------      -------------
     Total expenses before waiver .............................      100,978       1,193,433          1,097,442
     Fees waived by Eagle/Manager (Note 4) ....................      (25,861)        (52,276)                --
     Reimbursement from Manager ...............................      (25,530)             --                 --
                                                                  ----------      ----------      -------------
     Total expenses after waiver ..............................       49,587       1,141,157          1,097,442
                                                                  ----------      ----------      -------------
Net investment income gain (loss) .............................       (5,426)       (264,871)          (480,255)
                                                                  ----------      ----------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain (loss) from investment transactions .........     (202,355)        234,230         (3,134,021)
Net realized loss from foreign currency transactions ..........           --         (68,794)                --
Net increase (decrease) in unrealized appreciation of
 investments during the year ..................................    1,532,910       3,293,526         13,613,823
Net increase in unrealized depreciation of covered call
 options written during the year ..............................           --              --                 --
Net increase in unrealized appreciation from foreign
 currency during the year .....................................           --          95,909                 --
                                                                  ----------      ----------      -------------
     Net gain (loss) on investments ...........................    1,330,555       3,554,871         10,479,802
                                                                  ----------      ----------      -------------
Net increase (decrease) in net assets resulting from
 operations ...................................................   $1,325,129      $3,290,000      $   9,999,547
                                                                  ==========      ==========      =============

                                                                    MID CAP         SMALL CAP          VALUE
                                                                     GROWTH           STOCK            EQUITY
                                                                     FUND**            FUND             FUND
                                                                --------------- ----------------- ---------------
INVESTMENT INCOME
-----------------
Income:
 Dividends ....................................................  $      76,492    $   2,110,028    $    708,190
 Interest .....................................................         67,164        1,212,122          88,845
                                                                 -------------    -------------    ------------
     Total income .............................................        143,656        3,322,150         797,035
Expenses (Notes 1 and 4):
 Management fee ...............................................        178,741        2,609,951         272,954
 Distribution fee (Class A Shares) ............................         38,027          563,984          50,739
 Distribution fee (Class B Shares)*** .........................         12,608           51,845           3,766
 Distribution fee (Class C Shares) ............................         73,608        1,005,488         157,217
 Distribution fee (Eagle Shares) ..............................             --               --              --
 Shareholder servicing fees ...................................         30,929          315,618          40,692
 Shareholder servicing fees (Class A Shares) ..................             --               --              --
 Shareholder servicing fees (Class B Shares)*** ...............             --               --              --
 Shareholder servicing fees (Class C Shares) ..................             --               --              --
 Shareholder servicing fees (Eagle Shares) ....................             --               --              --
 Professional fees ............................................         43,305           44,291          38,516
 Custodian/Fund accounting fees ...............................         48,707          100,139          61,910
 Federal registration fees ....................................          7,988           12,237           1,268
 Amortization of state registration expenses ..................         47,300           56,174          30,936
 Organization expenses ........................................          5,170            5,000          10,602
 Reports to shareholders ......................................         10,312           43,826          14,199
 Trustees' fees and expenses ..................................          8,383            8,757           8,794
 Other ........................................................          1,846           10,207           4,070
                                                                 -------------    -------------    ------------
     Total expenses before waiver .............................        506,924        4,827,517         695,663
     Fees waived by Eagle/Manager (Note 4) ....................        (60,948)              --         (48,072)
     Reimbursement from Manager ...............................             --               --              --
                                                                 -------------    -------------    ------------
     Total expenses after waiver ..............................        445,976        4,827,517         647,591
                                                                 -------------    -------------    ------------
Net investment income gain (loss) .............................       (302,320)      (1,505,367)        149,444
                                                                 -------------    -------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain (loss) from investment transactions .........     (1,540,482)      (2,922,849)        (46,890)
Net realized loss from foreign currency transactions ..........             --               --              --
Net increase (decrease) in unrealized appreciation of
 investments during the year ..................................        938,080      (70,263,882)     (1,482,101)
Net increase in unrealized depreciation of covered call
 options written during the year ..............................             --               --         (37,356)
Net increase in unrealized appreciation from foreign
 currency during the year .....................................             --               --              --
                                                                 -------------    -------------    ------------
     Net gain (loss) on investments ...........................       (602,402)     (73,186,731)     (1,566,347)
                                                                 -------------    -------------    ------------
Net increase (decrease) in net assets resulting from
 operations ...................................................  $    (904,722)   $ (74,692,098)   $ (1,416,903)
                                                                 =============    =============    ============

----------
*   For the period August 20, 1998 (commencement of operations) to October 31,
    1998.
** For the period November 6, 1997 (commencement of operations) to October 31, 1998.
*** For the period January 2, 1998 (commencement of B Shares) to October 31,
    1998.
(a) Net of $109,332 foreign withholding taxes.
(b) Net of $604 foreign withholding taxes.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD
                                                                              AUGUST 20, 1998
                                                                                    TO
                                                                             OCTOBER 31, 1998
                                                                            ==================
AGGRESSIVE GROWTH FUND
----------------------
Increase in net assets:
Operations:
 Net investment loss ......................................................    $    (5,426)
 Net realized gain (loss) on investment transactions ......................       (202,355)
 Net increase in unrealized appreciation of investments during the period .      1,532,910
                                                                               -----------
 Net increase in net assets resulting from operations .....................      1,325,129
Increase in net assets from Fund share transactions (Note 2) ..............     17,160,048
                                                                               -----------
Increase in net assets ....................................................     18,485,177
Net assets, beginning of period ...........................................             --
                                                                               -----------
Net assets, end of period .................................................    $18,485,177
                                                                               ===========


                                                                                           FOR THE YEARS ENDED
                                                                                   ====================================
                                                                                    OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                                   ================== =================
EAGLE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss .............................................................    $  (264,871)       $  (131,673)
 Net realized gain on investment transactions ....................................        234,230          1,149,279
 Net realized gain (loss) from foreign currency transactions .....................        (68,794)           200,478
 Net increase in unrealized appreciation of investments during the year ..........      3,293,526          1,394,725
 Net increase (decrease) in unrealized appreciation from foreign currency
  during the year ................................................................         95,909           (142,713)
                                                                                      -----------        -----------
 Net increase in net assets resulting from operations ............................      3,290,000          2,470,096
                                                                                      -----------        -----------
Distributions to shareholders from:
 Net investment income Class A Shares, ($0.05 and $0.44 per share, respectively)..        (13,340)           (62,318)
 Net investment income Class C Shares, ($0.34 per share)..........................             --            (18,908)
 Net investment income Eagle Shares, ($0.31 per share)............................             --           (318,525)
 Net realized gains Class A Shares, ($0.62 and $0.17 per share, respectively).....       (155,218)           (23,850)
 Net realized gains Class C Shares, ($0.62 and $0.17 per share, respectively).....       (102,719)            (9,263)
 Net realized gains Eagle Shares, ($0.62 and $0.17 per share, respectively).......       (808,740)          (172,431)
Increase in net assets from Fund share transactions (Note 2) .....................      1,913,671         13,835,836
                                                                                      -----------        -----------
Increase in net assets ...........................................................      4,123,654         15,700,637
Net assets, beginning of year ....................................................     41,614,923         25,914,286
                                                                                      -----------        -----------
Net assets, end of year (including accumulated net investment loss of $113,865
 and distribution in excess of net investment income of $40,256, respectively)....    $45,738,577        $41,614,923
                                                                                      ===========        ===========


                                                                                  FOR THE YEARS ENDED
                                                                          ====================================
                                                                           OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                          ================== =================
GROWTH EQUITY FUND
------------------
Increase in net assets:
Operations:
 Net investment loss ....................................................    $   (480,255)      $  (185,188)
 Net realized gain (loss) on investment transactions ....................      (3,134,021)          818,812
 Net increase in unrealized appreciation of investments during the year .      13,613,823         7,556,848
                                                                             ------------       -----------
 Net increase in net assets resulting from operations ...................       9,999,547         8,190,472
                                                                             ------------       -----------
Distribution to shareholders from:
 Net realized gains Class A Shares ($0.32 per share).....................        (324,394)               --
 Net realized gains Class C Shares ($0.32 per share).....................        (263,908)               --
Increase in net assets from Fund share transactions (Note 2) ............      32,315,932        17,355,665
                                                                             ------------       -----------
Increase in net assets ..................................................      41,727,177        25,546,137
Net assets, beginning of year ...........................................      42,792,602        17,246,465
                                                                             ------------       -----------
Net assets, end of year .................................................    $ 84,519,779       $42,792,602
                                                                             ============       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                                              FOR THE PERIOD
                                                                             NOVEMBER 6, 1997
                                                                                    TO
                                                                             OCTOBER 31, 1998
                                                                            ==================
MID CAP GROWTH FUND
-------------------
Increase in net assets:
Operations:
 Net investment loss ......................................................    $   (302,320)
 Net realized loss on investment transactions .............................      (1,540,482)
 Net increase in unrealized appreciation of investments during the period .         938,080
                                                                               ------------
 Net decrease in net assets resulting from operations .....................        (904,722)
Increase in net assets from Fund share transactions (Note 2) ..............      28,733,728
                                                                               ------------
Increase in net assets ....................................................      27,829,006
Net assets, beginning of period ...........................................              --
                                                                               ------------
Net assets, end of period .................................................    $ 27,829,006
                                                                               ============


                                                                                                 FOR THE YEARS ENDED
                                                                                         ====================================
                                                                                          OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                                         ================== =================
SMALL CAP STOCK FUND
--------------------
Increase in net assets:
Operations:
 Net investment loss ...................................................................   $  (1,505,367)     $   (560,143)
 Net realized gain (loss) on investment transactions ...................................      (2,922,849)       18,888,445
 Net increase (decrease) in unrealized appreciation of investments during the year .....     (70,263,882)       42,301,556
                                                                                           -------------      ------------
 Net increase (decrease) in net assets resulting from operations .......................     (74,692,098)       60,629,858
Distributions to shareholders from:
 Net realized gains Class A Shares, ($1.73 and $1.88 per share, respectively)...........     (13,224,158)       (7,806,517)
 Net realized gains Class C Shares, ($1.73 and $1.88 per share, respectively)...........      (5,438,602)       (2,105,065)
Increase in net assets from Fund share transactions (Note 2) ...........................      48,086,681       140,852,503
                                                                                           -------------      ------------
Increase (decrease) in net assets ......................................................     (45,268,177)      191,570,779
Net assets, beginning of year ..........................................................     312,349,647       120,778,868
                                                                                           -------------      ------------
Net assets, end of year ................................................................   $ 267,081,470      $312,349,647
                                                                                           =============      ============


                                                                                                   FOR THE YEARS ENDED
                                                                                           ====================================
                                                                                            OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                                           ================== =================
VALUE EQUITY FUND
-----------------
Decrease in net assets:
Operations:
 Net investment income ...................................................................    $    149,444       $   205,245
 Net realized gain (loss) on investment transactions .....................................         (46,890)        7,282,605
 Net decrease in unrealized appreciation of investments
  during the year ........................................................................      (1,519,457)          (39,985)
                                                                                              ------------       -----------
 Net increase (decrease) in net assets resulting from operations .........................      (1,416,903)        7,447,865
                                                                                              ------------       -----------
Distributions to shareholders from:
 Net investment income Class A Shares, ($0.20 and $0.15 per share, respectively)..........        (171,438)         (117,148)
 Net investment income Class C Shares, ($0.05 and $0.03 per share, respectively)..........         (31,101)          (17,648)
 Net realized gains Class A Shares, ($4.90 and $1.30 per share, respectively).............      (4,141,640)         (990,566)
 Net realized gains Class C Shares, ($4.90 and $1.30 per share, respectively).............      (3,207,816)         (665,431)
Increase in net assets from Fund share transactions (Note 2) .............................       4,709,907         5,193,588
                                                                                              ------------       -----------
Increase (decrease) in net assets ........................................................      (4,258,991)       10,850,660
Net assets, beginning of year ............................................................      36,524,407        25,673,747
                                                                                              ------------       -----------
Net assets, end of year (including undistributed net investment income of $129,446 and
 $182,541, respectively)..................................................................    $ 32,265,416       $36,524,407
                                                                                              ============       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                 HERITAGE SERIES TRUST - AGGRESSIVE GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                                    CLASS A SHARES*     CLASS B SHARES*     CLASS C SHARES*
                                                                   =================   =================   ================
                                                                      1998/dagger/        1998/dagger/       1998/dagger/
                                                                   =================   =================   ================
Net asset value, beginning of period ...........................       $  14.29            $  14.29            $  14.29
                                                                       --------            --------            --------
Income from Investment Operations:
 Net investment gain (loss) (a) ................................           0.00              ( 0.03)             ( 0.03)
 Net realized and unrealized gain on investments ...............           1.06                1.07                1.07
                                                                       --------            --------            --------
Total from Investment Operations ...............................           1.06                1.04                1.04
                                                                       --------            --------            --------
Net asset value, end of period .................................       $  15.35            $  15.33            $  15.33
                                                                       ========            ========            ========
Total Return (%)(c)(d) .........................................           7.42                7.28                7.28
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets (a)(b) ......................................           1.65                2.40                2.40
 Net investment gain (loss) to average daily net assets (b).....           0.08              ( 0.77)             ( 0.71)
 Portfolio turnover rate (c) ...................................             34                  34                  34
 Net assets, end of period ($ millions).........................             11                   4                   3

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period August 20, 1998 (commencement of operations) to
    October 31, 1998.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 per share for each Class A, Class B and Class C Shares. The operating expense ratios including such items would have been 3.64% (annualized), 4.39% (annualized), and 4.39% (annualized) for Class A, Class B and Class C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements.


                                                CLASS A SHARES*
                            --------------------------------------------------------
                                              FOR THE YEARS ENDED
                                                  OCTOBER 31,
                            --------------------------------------------------------
                                  1998             1997        1996/dagger//dagger/
                            ---------------- ---------------- ----------------------
NET ASSET VALUE,
 BEGINNING OF YEAR ........    $   23.97        $   22.25           $   21.11
                               ---------        ---------           ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
  income (loss) (a) .......       ( 0.01)            0.05                0.10
 Net realized and
  unrealized gain on
  investments .............         2.14             2.28                1.04
                               ---------        ---------           ---------
 Total from Investment
  Operations ..............         2.13             2.33                1.14
                               ---------        ---------           ---------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......       ( 0.05)          ( 0.44)                 --
 Distributions from net
  realized gains ..........       ( 0.62)          ( 0.17)                 --
                               ---------        ---------           ---------
 Total Distributions ......       ( 0.67)          ( 0.61)                 --
                               ---------        ---------           ---------
NET ASSET VALUE, END
 OF YEAR ..................    $   25.43        $   23.97           $   22.25
                               =========        =========           =========
TOTAL RETURN(%)(d) ........         9.04 (e)        10.71 (e)            5.40 (c)
RATIOS (%)/
 SUPPLEMENTAL DATA:
 Operating expenses,
  net, to average daily
  net assets (a) ..........         1.97             1.97                1.97 (b)
 Net investment
  income (loss) to
  average daily net
  assets ..................       ( 0.02)            0.22                0.44 (b)
 Portfolio turnover
  rate (c) ................           71               50                  59
 Net assets, end of
  year ($ millions)........            7                6                   3

                                   CLASS B SHARES*                            CLASS C SHARES*
                            --------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                OCTOBER 31,
                                                          --------------------------------------------------------
                             1998/dagger//dagger//dagger/       1998             1997        1996/dagger//dagger/
                            ----------------------------- ---------------- ---------------- ---------------------=
NET ASSET VALUE,
 BEGINNING OF YEAR ........         $    23.95               $   23.73        $   22.12           $   21.11
                                    ----------               ---------        ---------           ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
  income (loss) (a) .......             ( 0.16)                 ( 0.20)          ( 0.13)             ( 0.07)
 Net realized and
  unrealized gain on
  investments .............               1.24                    2.12             2.25                1.08
                                    ----------               ---------        ---------           ---------
 Total from Investment
  Operations ..............               1.08                    1.92             2.12                1.01
                                    ----------               ---------        ---------           ---------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......                 --                      --           ( 0.34)                 --
 Distributions from net
  realized gains ..........                 --                  ( 0.62)          ( 0.17)                 --
                                    ----------               ---------        ---------           ---------
 Total Distributions ......                 --                  ( 0.62)          ( 0.51)                 --
                                    ----------               ---------        ---------           ---------
NET ASSET VALUE, END
 OF YEAR ..................         $    25.03               $   25.03        $   23.73           $   22.12
                                    ==========               =========        =========           =========
TOTAL RETURN(%)(d ........               4.51 (c)                8.24 (e)         9.79 (e)            4.78 (c)
RATIOS (%)/
 SUPPLEMENTAL DATA:
 Operating expenses,
  net, to average daily
  net assets (a) ..........               2.72 (b)                2.72             2.72                2.72 (b)
 Net investment
  income (loss) to
  average daily net
  assets ..................             ( 0.71) (b)             ( 0.79)          ( 0.52)             ( 0.32)(b)
 Portfolio turnover
  rate (c) ................                 71                      71               50                  59
 Net assets, end of
  year ($ millions)........               0.2                        6                4                   1



                                                    EAGLE SHARES*
                            --------------------------------------------------------------
                                                 FOR THE YEARS ENDED
                                                     OCTOBER 31,
                            --------------------------------------------------------------
                                  1998             1997           1996      1995/dagger/
                            ---------------- ---------------- ----------- ----------------
NET ASSET VALUE,
 BEGINNING OF YEAR ........    $   23.83        $   22.14      $  20.79      $   20.00
                               ---------        ---------      --------      ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
  income (loss) (a) .......       ( 0.17)          ( 0.11)       ( 0.01)        ( 0.03)
 Net realized and
  unrealized gain on
  investments .............         2.13             2.28          1.84           0.82
                               ---------        ---------      --------      ---------
 Total from Investment
  Operations ..............         1.96             2.17          1.83           0.79
                               ---------        ---------      --------      ---------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income .......           --           ( 0.31)       ( 0.01)            --
 Distributions from net
  realized gains ..........       ( 0.62)          ( 0.17)       ( 0.47)            --
                               ---------        ---------      --------      ---------
 Total Distributions ......       ( 0.62)          ( 0.48)       ( 0.48)            --
                               ---------        ---------      --------      ---------
NET ASSET VALUE, END
 OF YEAR ..................    $   25.17        $   23.83      $  22.14      $   20.79
                               =========        =========      ========      =========
TOTAL RETURN(%)(d)........         8.38 (e)         9.98 (e)      8.93           3.95 (c)
RATIOS (%)/
 SUPPLEMENTAL DATA:
 Operating expenses,
  net, to average daily
  net assets (a) ..........         2.60             2.60          2.60           2.60 (b)
 Net investment
  income (loss) to
  average daily net
  assets ..................       ( 0.67)          ( 0.47)       ( 0.02)        ( 0.33)(b)
 Portfolio turnover
  rate (c) ................           71               50            59             61
 Net assets, end of
  year ($ millions)........           33               32            22             10

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period May 1, 1995 (commencement of operations) to October
    31, 1995.
 /dagger//dagger/ For the period December 27, 1995 (commencement of Class A and
    Class C Shares) to October 31, 1996.
/dagger//dagger//dagger/ For the period January 2, 1998 (commencement of Class
    B Shares) to October 31, 1998.
(a) Excludes management fees waived by Eagle in the amount of $.03 $.06 and $.16 per Class A Share, respectively. The operating expense ratio including such items would have been 2.08% 2.23% and 2.69% (annualized) for Class A Shares, respectively. Excludes management fees waived by the Eagle in the amount of $.03 per Class B Share. The operating expense ratio including such items would have been 2.83% for Class B Shares. Excludes management fees waived by the Eagle in the amount of $.03, $.06, and $.16 per Class C Share, respectively. The operating expense ratio including such items would have been 2.83%, 2.98% and 3.44% (annualized) for Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Eagle in the amount of $.03, $.06, $.16 and $.17 per Eagle Share, respectively. The operating expense ratios including such items would have been 2.71%, 2.86%, 3.31% and 5.09% (annualized) for Eagle Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Calculated without the imposition of a sales charge.
(e) These returns are calculated based on the published net asset value at October 31, 1997.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements.


                                                             CLASS A SHARES*
                                                 ----------------------------------------
                                                           FOR THE YEARS ENDED
                                                               OCTOBER 31,
                                                 ----------------------------------------
                                                     1998        1997      1996/dagger/
                                                 ----------- ----------- ----------------
NET ASSET VALUE, BEGINNING OF YEAR .............  $  23.77    $  17.74      $   14.29
                                                  --------    --------      ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss (a) .......................    ( 0.11)     ( 0.07)        ( 0.03)
 Net realized and unrealized gain
  on investments ...............................      5.48        6.10           3.48
                                                  --------    --------      ---------
Total from Investment Operations ...............      5.37        6.03           3.45
                                                  --------    --------      ---------
LESS DISTRIBUTIONS:
 Distributions from net realized gains .........    ( 0.32)         --             --
                                                  --------    --------      ---------
NET ASSET VALUE, END OF YEAR ...................  $  28.82    $  23.77      $   17.74
                                                  ========    ========      =========
TOTAL RETURN (%)(d) ............................     22.84       33.99          24.14 (c)
RATIOS (%)/ SUPPLEMENTAL DATA:
 Operating expenses, net, to average
  daily net assets (a) .........................      1.38        1.61           1.65 (b)
 Net investment loss to average daily
  net assets ...................................    ( 0.40)     ( 0.35)        ( 0.19)(b)
 Portfolio turnover rate (c) ...................        54          50             23
 Net assets, end of year ($ millions)...........        40          24             12



                                                    CLASS B SHARES*                CLASS C SHARES*
                                                 --------------------- ----------------------------------------
                                                                                 FOR THE YEARS ENDED
                                                                                     OCTOBER 31,
                                                                       ----------------------------------------
                                                  1998/dagger//dagger/     1998        1997      1996/dagger/
                                                 --------------------- ----------- ----------- ----------------
NET ASSET VALUE, BEGINNING OF YEAR .............      $   24.33         $  23.42    $  17.61      $   14.29
                                                      ---------         --------    --------      ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss (a) .......................         ( 0.23)          ( 0.31)     ( 0.24)        ( 0.15)
 Net realized and unrealized gain
  on investments ...............................           4.08             5.39        6.05           3.47
                                                      ---------         --------    --------      ---------
Total from Investment Operations ...............           3.85             5.08        5.81           3.32
                                                      ---------         --------    --------      ---------
LESS DISTRIBUTIONS:
 Distributions from net realized gains .........             --           ( 0.32)         --             --
                                                      ---------         --------    --------      ---------
NET ASSET VALUE, END OF YEAR ...................      $   28.18         $  28.18    $  23.42      $   17.61
                                                      =========         ========    ========      =========
TOTAL RETURN (%)(d) ............................          15.82 (c)        21.93       32.99          23.23 (c)
RATIOS (%)/ SUPPLEMENTAL DATA:
 Operating expenses, net, to average
  daily net assets (a) .........................           2.11 (b)         2.13        2.36           2.40 (b)
 Net investment loss to average daily
  net assets ...................................         ( 1.10)(b)       ( 1.15)     ( 1.14)        ( 0.96)(b)
 Portfolio turnover rate (c) ...................             54               54          50             23
 Net assets, end of year ($ millions)...........              5               39          18              5

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period November 16, 1995 (commencement of operations) to
    October 31, 1996.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B
    Shares) to October 31, 1998.
(a) Excludes management fees waived and expensed reimbursed by the Manager in the amount of $.11 per share for the period ended October 31, 1996. The operating expense ratios including such items would have been 2.39% (annualized) for Class A Shares and 3.14% (annualized) for Class C Shares, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manager of $.01 per share. The operating expense ratios excluding such items would have been 1.54% for Class A Shares and 2.29% for Class C Shares.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout the year and other performance information derived from the financial statements.


                                                                   CLASS A SHARES*      CLASS B SHARES*     CLASS C SHARES*
                                                                  ----------------- ---------------------- ----------------
                                                                     1998/dagger/    1998/dagger//dagger/    1998/dagger/
                                                                  ----------------- ---------------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD ............................     $  14.29             $  14.42            $  14.29
                                                                      --------             --------            --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss (a) ........................................       ( 0.15)              ( 0.23)             ( 0.25)
 Net realized and unrealized gain (loss) on investments .........         0.14               ( 0.02)               0.14
                                                                      --------             --------            --------
Total from Investment Operations ................................       ( 0.01)              ( 0.25)             ( 0.11)
                                                                      --------             --------            --------
Net asset value, end of period ..................................     $  14.28             $  14.17            $  14.18
                                                                      ========             ========            ========
Total Return (%)(c)(d) ..........................................       (  .07)              ( 1.73)             (  .77)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets (a)(b) .......................................         1.60                 2.35                2.35
 Net investment loss to average daily net assets (b) ............       ( 0.99)              ( 1.85)             ( 1.75)
 Portfolio turnover rate (c) ....................................          129                  129                 129
 Net assets, end of period ($ millions)..........................           16                    2                   9

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period November 6, 1997 (commencement of operations) to
    October 31, 1998.
 /dagger//dagger/ For the period January 2, 1998 (commencement of Class B
    Shares) to October 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of $.03 per share for Class A, Class B and Class C Shares. The operating expense ratios including such items would have been 1.86% (annualized), 2.61% (annualized), and 2.61% (annualized) for Class A, Class B and Class C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements.


                                                CLASS A SHARES
                           ---------------------------------------------------------
                                              FOR THE YEARS ENDED
                                                  OCTOBER 31,
                           ---------------------------------------------------------
                              1998*     1997*      1996*       1995        1994
                              -----     -----      -----       ----        ----

NET ASSET VALUE,
 BEGINNING OF YEAR .......  $   30.39   $ 24.08    $ 18.86    $  16.20    $  15.57
                            ---------   -------    -------    --------    --------
INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment
   income (loss) (a) .....     ( 0.06)   ( 0.02)    ( 0.05)       0.02      ( 0.01)
 Net realized and
   unrealized gain
   (loss) on
   investments ...........     ( 5.98)     8.21       6.12        3.62        0.64
                            ---------   -------    -------    --------    --------
 Total from
   Investment
   Operations ............     ( 6.04)     8.19       6.07        3.64        0.63
                            ---------   -------    -------    --------    --------
LESS DISTRIBUTIONS:
 Dividends from net
   investment
   income ................         --        --     ( 0.01)     ( 0.01)         --
 Distributions from
   net realized gains ....     ( 1.73)   ( 1.88)    ( 0.84)     ( 0.97)         --
                            ---------   -------    -------    --------    --------
 Total Distributions .....     ( 1.73)   ( 1.88)    ( 0.85)     ( 0.98)         --
                            ---------   -------    -------    --------    --------
NET ASSET VALUE, END
 OF YEAR .................  $   22.62   $ 30.39    $ 24.08    $  18.86    $  16.20
                            =========   =======    =======    ========    ========
TOTAL RETURN(%)(d) .......     (20.96)    36.68      33.18       23.97        4.05
RATIOS (%)/
 SUPPLEMENTAL DATA:
 Operating expenses,
   net, to average
   daily net
   assets (a) ............       1.22      1.25       1.41        1.88        1.91
 Net investment
   income (loss) to
   average daily net
   assets ................     ( 0.22)   ( 0.09)    ( 0.21)       0.15      ( 0.07)
 Portfolio turnover
   rate (c) ..............         52        54         80          89          95
 Net assets, end of
   year ($ millions)......        174       222         96          57          42



                                  CLASS B SHARES*                          CLASS C SHARES
                           ---------------------------- ----------------------------------------------------
                                                                         FOR THE YEARS ENDED
                                                                             OCTOBER 31,
                                                        ----------------------------------------------------
                           1998/dagger//dagger/               1998*     1997*      1996*      1995/dagger/
                           --------------------               ----      ----       ----       --------------
Net asset value,
 beginning of year .......    $   27.98                     $   29.83   $ 23.84    $ 18.79      $      15.67
                              ---------                     ---------   -------    -------     -------------
Income from
 Investment
 Operations:
 Net investment
   income (loss) (a) .....       ( 0.20)                    ( 0.26)   ( 0.23)    ( 0.22)           ( 0.02)
 Net realized and
   unrealized gain
   (loss) on
   investments ...........       ( 5.78)                     ( 5.83)     8.10       6.11              3.14
                              ---------                     ---------   -------    -------     -------------
 Total from
   Investment
   Operations ............       ( 5.98)                     ( 6.09)     7.87       5.89              3.12
                              ---------                     ---------   -------    -------     -------------
Less Distributions:
 Dividends from net
   investment
   income ................           --                          --        --         --                --
 Distributions from
   net realized gains ....           --                     ( 1.73)   ( 1.88)    ( 0.84)               --
                              ---------                    ---------   -------    -------     -------------
 Total Distributions .....           --                     ( 1.73)   ( 1.88)    ( 0.84)               --
                              ---------                     ---------   -------    -------     -------------
Net asset value, end
 of year .................    $   22.00                   $   22.01   $ 29.83    $ 23.84      $      18.79
                              =========                   =========   =======    =======     =============
Total Return(%)(d) .......       (21.37)(c)                  (21.55)    35.63      32.22             19.91 (c)
Ratios (%)/
 Supplemental Data:
 Operating expenses,
   net, to average
   daily net
   assets (a) ............         1.98 (b)                    1.97      2.00       2.13              2.36 (b)
 Net investment
   income (loss) to
   average daily net
   assets ................       ( 0.93)(b)                  ( 0.96)   ( 0.85)    ( 0.94)           ( 0.46)(b)
 Portfolio turnover
   rate (c) ..............           52                          52        54         80                89
 Net assets, end of
   year ($ millions)......            9                          84        90         25                 4

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period April 3, 1995 (commencement of Class C Shares) to
    October 31, 1995.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B
    Shares) to October 31, 1998.
(a) The year ended October 31, 1994 includes recovery of previously waived management fees paid to the manager of less than $.01 per share.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements.


                                                      CLASS A SHARES*
                                    ----------------------------------------------------
                                                    FOR THE YEARS ENDED
                                                        OCTOBER 31,
                                    ----------------------------------------------------
                                        1998        1997        1996      1995/dagger/
                                    ----------- ----------- ----------- ----------------
NET ASSET VALUE, BEGINNING OF
 YEAR .............................  $  24.27    $  20.27    $  18.00      $   14.29
                                     --------    --------    --------      ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (a) ........      0.15        0.22        0.17           0.08
 Net realized and unrealized
  gain (loss) on investments ......    ( 0.76)       5.23        2.76           3.63
                                     --------    --------    --------      ---------
 Total from Investment
  Operations ......................    ( 0.61)       5.45        2.93           3.71
                                     --------    --------    --------      ---------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............    ( 0.20)     ( 0.15)     ( 0.11)            --
 Distributions from net
  realized gains ..................    ( 4.90)     ( 1.30)     ( 0.55)            --
                                     --------    --------    --------      ---------
 Total Distributions ..............    ( 5.10)     ( 1.45)     ( 0.66)            --
                                     --------    --------    --------      ---------
NET ASSET VALUE, END
 OF YEAR ..........................  $  18.56    $  24.27    $  20.27      $   18.00
                                     ========    ========    ========      =========
TOTAL RETURN(%)(d) ................    ( 3.52)      28.69       16.59          25.96 (c)
RATIOS (%)/ SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average daily net assets (a).....      1.45        1.61        1.65           1.65 (b)
 Net investment income to
  average daily net assets ........      0.74        0.96        0.89           1.05 (b)
 Portfolio turnover rate (c) ......       132         155         129             82
 Net assets, end of year
  ($ millions).....................        18          19          15             12

                                           CLASS B SHARES*                             CLASS C SHARES*
                                    ----------------------------- ---------------------------------------------------------
                                                                                     FOR THE YEARS ENDED
                                                                                         OCTOBER 31,
                                                                 ----------------------------------------------------------
                                     1998/dagger//dagger//dagger/     1998        1997        1996     1995/dagger//dagger/
                                    ----------------------------- ----------- ----------- ----------- ---------------------
NET ASSET VALUE, BEGINNING OF
 YEAR .............................         $    19.60             $  23.98    $  20.06    $  17.92        $   15.27
                                            ----------             --------    --------    --------        ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (a) ........               0.02                 0.00        0.05        0.02             0.01
 Net realized and unrealized
  gain (loss) on investments ......             ( 1.33)              ( 0.75)       5.20        2.74             2.64
                                            ----------             --------    --------    --------        ---------
 Total from Investment
  Operations ......................             ( 1.31)              ( 0.75)       5.25        2.76             2.65
                                            ----------             --------    --------    --------        ---------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............                 --               ( 0.05)     ( 0.03)     ( 0.07)              --
 Distributions from net
  realized gains ..................                 --               ( 4.90)     ( 1.30)     ( 0.55)              --
                                            ----------             --------    --------    --------        ---------
 Total Distributions ..............                 --               ( 4.95)     ( 1.33)     ( 0.62)              --
                                            ----------             --------    --------    --------        ---------
NET ASSET VALUE, END
 OF YEAR ..........................         $    18.29             $  18.28    $  23.98    $  20.06        $   17.92
                                            ==========             ========    ========    ========        =========
TOTAL RETURN(%)(d) ................             ( 6.68)(c)           ( 4.27)      27.79       15.65            17.35 (c)
RATIOS (%)/ SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average daily net assets (a).....               2.20 (b)             2.20        2.36        2.40             2.40 (b)
 Net investment income to
  average daily net assets ........               0.15 (b)           ( 0.01)       0.21        0.13             0.28 (b)
 Portfolio turnover rate (c) ......                132                  132         155         129               82
 Net assets, end of year
  ($ millions).....................                  1                   14          13          10                4

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since the use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period December 30, 1994 (commencement of operations) to
     October 31, 1995.
 /dagger//dagger/ For the period April 3, 1995 (commencement of Class C Shares)
     to October 31, 1995.
/dagger//dagger//dagger/ For the period January 2, 1998 (commencement of Class
     B Shares) to October 31, 1998.
 (a) Excludes management fees waived by the Manger in the amount of $.03 per Class A Shares, $.02 per Class B Shares and $1.03 per Class C Shares for the year ended October 31, 1998. The operating expense ratios including such items would have been 1.58%, 2.33% (annualized) and 2.33% for Class A, Class B and Class C, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manager of $.02 per Class A and Class C Shares. The operating expense ratio excluding such items would have been 1.53% and 2.28% for Class A and Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class A Shares, for the two years ended October 31, 1996. The operating expense ratios including such items would have been 1.99% and 3.49% (annualized) for Class A Shares for the two years ended October 31, 1996. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class C Shares, for the two years ended October 31, 1996. The operating expense ratio including such items would have been 2.74% and 4.24% (annualized) for
     Class C Shares for the two years ended October 31, 1996.
 (b) Annualized.
 (c) Not annualized.
 (d) Does not reflect the imposition of a sales charge.






    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in six series, the Aggressive Growth Fund, Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund, and the Value Equity Fund (each, a "Fund" and collectively, the "Funds"). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Eagle International Equity Portfolio primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Mid Cap Growth Fund primarily seeks long-term appreciation by investing primarily in equity securities of companies with medium capitalization that are believed to have above average growth potential. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The Eagle International Equity Portfolio also issues Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        SECURITY VALUATION: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

        FOREIGN CURRENCY TRANSACTIONS: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

        FORWARD FOREIGN CURRENCY CONTRACTS: The Eagle International Equity Portfolio may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Eagle International Equity Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

        REPURCHASE AGREEMENTS: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount to at least 100% of the resale price.

        FEDERAL INCOME TAXES: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. A Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        DISTRIBUTION OF NET REALIZED GAINS: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        OPTION ACCOUNTING PRINCIPLES: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

        EXPENSES: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are all allocated proportionately among the Trust. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholders service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

        ORGANIZATION EXPENSES: Expenses incurred in connection with the formation of each Fund, except the Aggressive Growth Fund, were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations for the respective Funds. Subsequent to June 30, 1998, organization costs of approximately $49,000 in the Aggressive Growth Fund were absorbed by Heritage Asset Management, Inc.

        CAPITAL ACCOUNTS: Each Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At October 31, 1998, there was an unlimited number of shares of beneficial interest of no par value authorized.

        AGGRESSIVE GROWTH FUND
        ----------------------

        Transactions in the Class A, Class B and Class C Shares of the Fund during the period August 20, 1998 (commencement of operations) to October 31, 1998, were as follows:

                                                 A SHARES                   B SHARES                  C SHARES
FOR THE PERIOD ENDED OCTOBER 31, 1998   --------------------------- ------------------------- -------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                                        ------------ -------------- ----------- ------------- ----------- -------------
     Shares sold ......................    758,002    $10,793,788     254,153    $3,604,086     224,375    $3,201,056
     Shares redeemed ..................    (27,801)      (380,444)     (1,516)      (22,060)     (2,555)      (36,378)
                                           -------    -----------     -------    ----------     -------    ----------
     Net increase .....................    730,201    $10,413,344     252,637    $3,582,026     221,820    $3,164,678
                                                      ===========                ==========                ==========
     Shares outstanding: ..............
      Beginning of period .............         --                         --                        --
                                           -------                    -------                   -------
      End of period ...................    730,201                    252,637                   221,820
                                           =======                    =======                   =======

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        EAGLE INTERNATIONAL EQUITY PORTFOLIO
        ------------------------------------

        Transactions in Class A Shares, Class C Shares and Eagle Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:

                                                 A SHARES                 B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998    ---------------------------- --------------------
                                          SHARES         AMOUNT      SHARES     AMOUNT
                                       ------------ --------------- -------- -----------
     Shares sold .....................     57,108    $   1,498,668   9,521    $247,499
     Shares issued on reinvestment
       of distributions ..............      6,686          158,113      --          --
     Shares redeemed .................    (51,418)      (1,323,329)   (173)     (4,682)
                                          -------    -------------   -----    --------
     Net increase (decrease) .........     12,376    $     333,452   9,348    $242,817
                                                     =============            ========
     Shares outstanding:
      Beginning of year ..............    255,762                       --
                                          -------                    -----
      End of year ....................    268,138                    9,348
                                          =======                    =====

                                                 C SHARES                   EAGLE SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998    ---------------------------- -----------------------------
                                          SHARES         AMOUNT         SHARES         AMOUNT
                                       ------------ --------------- ------------- ---------------
     Shares sold .....................    138,692    $   3,626,639      161,915    $   4,255,168
     Shares issued on reinvestment
       of distributions ..............      4,371          102,414       34,247          805,842
     Shares redeemed .................    (67,332)      (1,769,569)    (223,287)      (5,683,092)
                                          -------    -------------     --------    -------------
     Net increase (decrease) .........     75,731    $   1,959,484      (27,125)   $    (622,082)
                                                     =============                 =============
     Shares outstanding:
      Beginning of year ..............    158,392                     1,331,303
                                          -------                     ---------
      End of year ....................    234,123                     1,304,178
                                          =======                     =========

     Transactions in Class A Shares, Class C Shares and Eagle shares of the Fund during the year ended October 31, 1997, were as follows:

                                                  A SHARES                   C SHARES                  EAGLE SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997      -------------------------- -------------------------- ----------------------------
                                            SHARES        AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT
                                         ------------ ------------- ------------ ------------- ------------- --------------
     Shares sold .......................    145,840    $3,468,293      121,689    $2,915,342       459,654    $ 11,104,451
     Shares issued on reinvestment
       of distributions ................      3,346        75,081        1,158        25,899        21,188         475,249
     Shares redeemed ...................    (33,267)     (815,865)     (18,479)     (439,911)     (125,683)     (2,972,703)
                                            -------    ----------      -------    ----------      --------    ------------
     Net increase ......................    115,919    $2,727,509      104,368    $2,501,330       355,159    $  8,606,997
                                                       ==========                 ==========                  ============
     Shares outstanding:
      Beginning of year ................    139,843                     54,024                     976,144
                                            -------                    -------                    --------
      End of year ......................    255,762                    158,392                   1,331,303
                                            =======                    =======                   =========

     GROWTH EQUITY FUND
     ------------------

     Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:

                                                   A SHARES                   B SHARES                    C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998      ---------------------------- ------------------------- ----------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                         ------------- -------------- ----------- ------------- ------------- --------------
     Shares sold .......................     586,531    $ 16,436,873    185,913    $5,192,150       854,527    $ 23,502,787
     Shares issued on reinvestment
       of distributions ................      12,951         312,499         --            --        10,879         258,383
     Shares redeemed ...................    (244,224)     (6,562,209)    (2,346)      (65,655)     (248,450)     (6,758,896)
                                            --------    ------------    -------    ----------      --------    ------------
     Net increase ......................     355,258    $ 10,187,163    183,567    $5,126,495       616,956    $ 17,002,274
                                                        ============               ==========                  ============
     Shares outstanding:
      Beginning of year ................   1,028,794                         --                     783,120
                                           ---------                    -------                    --------
      End of year ......................   1,384,052                    183,567                   1,400,076
                                           =========                    =======                   =========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1997, were as follows:

                                                   A SHARES                                          C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997      ----------------------------                       ---------------------------
                                             SHARES        AMOUNT                              SHARES        AMOUNT
                                         ------------- --------------                       ------------ --------------
     Shares sold .......................     553,303    $ 11,132,958                           534,451    $11,343,816
     Shares redeemed ...................    (208,950)     (4,286,048)                          (41,133)      (835,061)
                                            --------    ------------                           -------    -----------
     Net increase ......................     344,353    $  6,846,910                           493,318    $10,508,755
                                                        ============                                      ===========
     Shares outstanding:
      Beginning of year ................     684,441                                           289,802
                                            --------                                           -------
      End of year ......................   1,028,794                                           783,120
                                           =========                                           =======

     MID CAP GROWTH FUND
     -------------------

     Transactions in Class A and Class C Shares of the Fund during the period November 6, 1997 (commencement of operations) to October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:


                                                     A SHARES                   B SHARES                    C SHARES
FOR THE PERIOD ENDED OCTOBER 31, 1998      ---------------------------- ------------------------- ----------------------------
                                               SHARES        AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                           ------------- -------------- ----------- ------------- ------------- --------------
     Shares sold .........................   1,498,547    $ 21,897,656    164,784    $2,531,799       804,758    $ 11,737,195
     Shares redeemed .....................    (369,224)     (5,364,630)    (8,795)     (114,655)     (135,312)     (1,953,637)
                                             ---------    ------------    -------    ----------      --------    ------------
     Net increase ........................   1,129,323    $ 16,533,026    155,989    $2,417,144       669,446    $  9,783,558
                                                          ============               ==========                  ============
     Shares outstanding:
      Beginning of period ................          --                         --                          --
                                             ---------                    -------                    --------
      End of period ......................   1,129,323                    155,989                     669,446
                                             =========                    =======                    ========

     SMALL CAP STOCK FUND
     --------------------

     Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:

                                                  A SHARES                      B SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998   -------------------------------- ---------------------------
                                           SHARES          AMOUNT         SHARES        AMOUNT
                                      --------------- ---------------- ------------ --------------
     Shares sold ....................     2,324,448    $   65,942,936     430,520    $12,003,417
     Shares issued on reinvestment
       of distributions .............       450,837        12,564,851          --             --
     Shares redeemed ................    (2,402,109)      (65,619,657)    (26,685)      (623,843)
                                         ----------    --------------     -------    -----------
     Net increase ...................       373,176    $   12,888,130     403,835    $11,379,574
                                                       ==============                ===========
     Shares outstanding:
      Beginning of year .............     7,315,919                            --
                                         ----------                       -------
      End of year ...................     7,689,095                       403,835
                                         ==========                       =======

                                                  C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998   --------------------------------
                                           SHARES          AMOUNT
                                      --------------- ----------------
     Shares sold ....................     1,681,715    $   46,062,174
     Shares issued on reinvestment
       of distributions .............       196,455         5,363,217
     Shares redeemed ................    (1,067,827)      (27,606,414)
                                         ----------    --------------
     Net increase ...................       810,343    $   23,818,977
                                                       ==============
     Shares outstanding:
      Beginning of year .............     3,018,510
                                         ----------
      End of year ...................     3,828,853
                                         ==========

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1997, were as follows:

                                                  A SHARES                                               C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997    ------------------------------                         -----------------------------
                                           SHARES          AMOUNT                                 SHARES         AMOUNT
                                       -------------  ---------------                         -------------  --------------
     Shares sold ....................    3,806,977     $ 102,346,776                            2,145,616     $ 56,993,115
     Shares issued on reinvestment
       of distributions .............      335,280         7,590,750                               93,252        2,086,050
     Shares redeemed ................     (805,333)      (21,288,297)                            (267,904)      (6,875,891)
                                         ---------     -------------                            ---------     ------------
     Net increase ...................    3,336,924     $  88,649,229                            1,970,964     $ 52,203,274
                                                       =============                                          ============
     Shares outstanding:
      Beginning of year .............    3,978,995                                              1,047,546
                                         ---------                                              ---------
      End of year ...................    7,315,919                                              3,018,510
                                         =========                                              =========

     VALUE EQUITY FUND
     -----------------

     Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998, were as follows:

                                                A SHARES                   B SHARES                   C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1998   ----------------------------- ----------------------- -----------------------------
                                          SHARES         AMOUNT        SHARES      AMOUNT       SHARES         AMOUNT
                                      ------------- --------------- ----------- ----------- ------------- ---------------
     Shares sold ....................     173,321    $  3,500,708      51,939    $ 998,767      194,603    $  3,691,922
     Shares issued on reinvestment
       of distributions .............     216,712       4,225,878          --           --      165,685       3,204,346
     Shares redeemed ................    (291,484)     (5,797,438)     (2,395)     (43,713)    (270,892)     (5,070,563)
                                         --------    ------------      ------    ---------     --------    ------------
     Net increase ...................      98,549    $  1,929,148      49,544    $ 955,054       89,396    $  1,825,705
                                                     ============                =========                 ============
     Shares outstanding:
      Beginning of year .............     856,533                          --                   656,055
                                         --------                      ------                  --------
      End of year ...................     955,082                      49,544                   745,451
                                         ========                      ======                  ========

     Transactions in Class A and Class C Shares of the Fund during the year ended October 31, 1997, were as follows:

                                                  A SHARES                                               C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997    ------------------------------                         -----------------------------
                                           SHARES          AMOUNT                                SHARES          AMOUNT
                                       -------------  ---------------                         ------------  ---------------
     Shares sold ....................      189,849     $  4,264,982                              196,401     $  4,418,250
     Shares issued on reinvestment
       of distributions .............       54,761        1,062,355                               34,665          668,696
     Shares redeemed ................     (148,365)      (3,309,390)                             (86,706)      (1,911,305)
                                          --------     ------------                              -------     ------------
     Net increase ...................       96,245     $  2,017,947                              144,360     $  3,175,641
                                                       ============                                          ============
     Shares outstanding:
      Beginning of year .............      760,289                                               511,695
                                          --------                                               -------
      End of year ...................      856,534                                               656,055
                                          ========                                               =======

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31,
        1998, purchases and sales on investment securities (excluding repurchase agreements and short term obligations) were as follows:

                                                          INVESTMENT SECURITIES
                                                     -------------------------------
                                                        PURCHASES          SALES
                                                     --------------   --------------
    Aggressive Growth Fund .......................    $ 17,596,334     $  3,139,617
    Eagle International Equity Portfolio .........      32,460,363       30,858,067
    Growth Equity Fund ...........................      60,590,710       31,924,762
    Mid Cap Growth Fund ..........................      57,340,373       29,978,380
    Small Cap Stock Fund .........................     183,483,976      162,045,064
    Value Equity Fund ............................      45,599,236       46,943,523

        Agency brokerage commissions for the Aggressive Growth Fund, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund for the year ended October 31, 1998 aggregated $26,396, $134,334, $81,410,
        $102,708, $560,894 and $153,869, of which $6,696, $0, $0, $0, $102,192 and $4,212, were paid to Raymond James & Associates, Inc., respectively.

        Transactions in covered call options written on equity securities were as follows:

                                                NUMBER OF      PREMIUMS
VALUE EQUITY FUND                               CONTRACTS      RECEIVED
-----------------                              ----------    -----------
     Outstanding, October 31, 1997 .........         80       $  20,429
      Written ..............................      1,240         385,634
      Closed ...............................       (303)        (89,307)
      Exercised ............................       (376)        (82,837)
      Expired ..............................       (311)        (89,650)
                                                  -----       ---------
     Outstanding, October 31, 1998 .........        330       $ 144,269
                                                  =====       =========

Note 4: MANAGEMENT, SUBADIVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the "Manager"), the Growth Equity, Mid Cap Growth and Value Equity Funds agree to pay to the Manager a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed daily and payable monthly. For the Aggressive Growth Fund and Small Cap Stock Fund, the management fee for each fund is 1.0% on the first $50 million and 0.75% of any excess over $50 million of average daily net assets. Under the Fund's Investment Advisory and Administrative Agreement with Eagle Asset Management, Inc. ("Eagle"), the Eagle International Equity Portfolio annual management fee is 1.0% on the first $100 million of average daily net assets and 0.80% of any excess over $100 million of average daily net assets. The Manager voluntarily waived its investment advisory fees and, if necessary, reimbursed each Fund to the extent that Class A, Class B and Class C annual operating expenses exceeded that Funds average daily net assets attributable to that class for the 1998 fiscal year as follows:

                                                      CLASS A     CLASS B AND CLASS C
                                                     ---------   --------------------
    Aggressive Growth Fund .......................      1.65%             2.40%
    Eagle International Equity Portfolio .........      1.97%             2.72%
    Growth Equity Fund ...........................      1.45%             2.20%
    Mid Cap Growth Fund ..........................      1.60%             2.35%
    Small Cap Stock Fund .........................      1.30%             2.05%
    Value Equity Fund ............................      1.45%             2.20%

--------------------------------------------------------------------------------
                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Management fees of $25,861 were waived and $25,530 of expenses were reimbursed for the Aggressive Growth Fund for the year ended October 31, 1998. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended October 31, 2000, the Aggressive Growth Fund may be required to pay the Manager a portion or all of the waived management fees. Management fees of $52,276 were waived for the Eagle International Equity Portfolio for the year ended October 31, 1998. If total Fund expenses fall below the expense limitation agreed to by Eagle before the end of the year ended October 31, 2000, Eagle International Equity Portfolio may be required to pay Eagle a portion or all of the waived management fees. In addition the Eagle International Equity Portfolio may be required to pay Eagle, a portion or all of the management fees waived of $91,433 in fiscal 1997 if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 1999, respectively. Management fees of $60,948 were waived by the Mid Cap Growth Fund for the year ended October 31, 1998. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended October 31, 2000, the Mid Cap Growth Fund may be required to pay the Manager a portion or all of the waived management fees. Management fees of $48,072 were waived by the Value Equity Fund for the year ended October 31, 1998. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended October 31, 2000, the Value Equity Fund may be required to pay the Manager a portion or all of the waived management fees.

        Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation, to provide to the Eagle International Equity Portfolio with investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for an annualized fee payable by Eagle equal to .50% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 1998 the Subadviser earned $226,862 for Subadviser fees, which was paid by Eagle.

        The Manager has entered into agreements with Eagle (with respect to the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Growth Fund and the Value Equity Fund) and with Eagle and Awad Asset Management, Inc., (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 1998, the total fees the Subadvisers earned were $12,931, $235,724, $89,371, $1,304,975 and
        $136,477 for the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and Value Equity Fund, respectively.

        Effective October 1, 1997, the management of the assets of the Value Equity Fund were allocated to Eagle. Prior to October 1, 1997, the assets of the Fund were managed by Dreman Value Advisors, Inc. ("Dreman"), an additional subadviser to the Fund. Dreman provided to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .35% of the Fund's average daily net assets.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that it received $228,267, $29,628, $313,701, $519,785,
        $1,091,518, $67,987 in front end sales charges for Class A Shares, $699, $25, $1,972, $3,451, $14,266, $1,186 in contingent deferred sales charges for Class B Shares and $77, $1,250, $10,903, $12,621, $48,611,
        $1,837 in contingent deferred sales charges for Class C Shares for the Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and the Value Equity Fund, respectively, for the year ended October 31, 1998. The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

        Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase the Class B Shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

        The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Aggressive Growth Fund, Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund. The amount payable to the Manager for such expenses as of October 31, 1998 was $4,750, $17,625, $21,600,
        $12,800, $104,000 and $13,200, respectively. In addition, the Manager performs Fund Accounting services for the

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                             HERITAGE SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Aggressive Growth Fund, Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund and charged $8,200, $39,661, $32,403, $47,885 and $35,631 during the current period, of which $8,200, $14,800, $11,800, $16,000 and $12,800, was payable as of
        October 31, 1998, respectively.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that also are advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $8,666, an additional fee of $3,250 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES.

        AGGRESSIVE GROWTH FUND:
        -----------------------
        For the year ended October 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income and debited paid in capital $5,426. The Fund has a net tax basis capital loss carryforward of $50,287, which may be applied against any realized net taxable gains until its expiration date of October 31, 2006.

        EAGLE INTERNATIONAL EQUITY PORTFOLIO:
        -------------------------------------
        For the year ended October 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, a net operating loss and basis difference in passive foreign investment companies (PFICs), the Fund credited undistributed net investment income $204,602 and accumulated net realized gain $48,016 and debited paid in capital $252,618.

        GROWTH EQUITY FUND:
        -------------------
        For the year ended October 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment income $480,255, accumulated net realized loss $434 and debited paid in capital $480,689. The Fund has a net tax basis capital loss carryforward of $2,741,694, which may be applied against any realized net taxable gains until its expiration date of October 31, 2006.

        MID CAP GROWTH FUND:
        --------------------
        For the year ended October 31, 1998, to reflect reclassification arising from permanent book/tax differences attributable to a net operating loss, the Fund credited undistributed net investment income and debited paid in capital $302,320. The Fund has a net tax basis capital loss carryforward of $1,409,298, which may be applied against any realized net taxable gains until its expiration date of October 31, 2006.

        SMALL CAP STOCK FUND:
        ---------------------
        For the year ended October 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and REIT distributions, the Fund credited undistributed net investment income $1,505,367 and debited accumulated net realized loss $1,698 and paid in capital $1,503,669. The Fund has a net tax basis capital loss carryforward of $2,351,305, which may be applied against any realized net taxable gains until its expiration date of October 31, 2006.

Note 6: FINANCIAL INVESTMENT WITH OFF-BALANCE SHEET RISK.

        EAGLE INTERNATIONAL EQUITY PORTFOLIO:
        -------------------------------------
        The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions, to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holding to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

        The Fund may enter into forward contracts to hedge against changes to future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Series Trust


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust-Aggressive Growth Fund, Heritage Series Trust-Eagle International Equity Portfolio, Heritage Series Trust-Growth Equity Fund, Heritage Series Trust-Mid Cap Growth Fund, Heritage Series Trust-Small Cap Stock Fund and Heritage Series Trust-Value Equity Fund (constituting The Heritage Series Trust, hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

[GRAPHIC OMITTED]

PricewaterhouseCoopers LLP
Tampa, Florida
December 17, 1998

--------------------------------------------------------------------------------
                         1998 FEDERAL INCOME TAX NOTICE
                                  (UNAUDITED)
--------------------------------------------------------------------------------

     During the year ended October 31, 1998, the Small Cap Stock Fund and the Value Equity Fund paid to shareholders $10,282,048 and $3,348,023 or $0.95 and $2.23 per share, from long-term capital gains, respectively.

Heritage Family of Funds(TM)
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

Heritage Money Market Funds
Cash Trust Money Market
Cash Trust Municipal Money Market

Heritage Bond Funds
Intermediate Government
High Yield

Heritage Stock Funds
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
Eagle International
Mid Cap
Small Cap
Value Equity

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Series Trust - Aggressive Growth Fund, Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and Value Equity Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

Copyright 1998 Heritage Asset Management, Inc.

35M    10/98
AR5314-EQ

[LOGO]     Heritage Series Trust
           P.O. Box 33022
           St. Petersburg, FL 33733
--------------------------------------------------------------------------------
    ADDRESS SERVICE REQUESTED